SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)2)
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                JNL Series Trust
    ________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                JNL Series Trust
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        ___________________________________________________________

        2)   Aggregate number of securities to which transaction applies:

        ___________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ___________________________________________________________

        4)   Proposed maximum aggregate value of transaction:

        ___________________________________________________________

        5)   Total fee paid:

        ___________________________________________________________


[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         _______________________________________________________________

         2)       Form, Schedule or Registration Statement No.:

         _______________________________________________________________

         3)       Filing Party:

         _______________________________________________________________

         4)       Date Filed:

         _______________________________________________________________




                                JNL SERIES TRUST

AIM/JNL Large Cap Growth Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Premier Equity II Fund
Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund
JPMorgan/JNL International Value Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Balanced Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Growth & Income Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund
PPM America/JNL Value Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
Putnam/JNL Value Equity Fund
S&P/JNL Conservative Growth Fund I
S&P/JNL Moderate Growth Fund I
S&P/JNL Aggressive Growth Fund I
S&P/JNL Very Aggressive Growth Fund I
S&P/JNL Equity Growth Fund I
S&P/JNL Equity Aggressive Growth Fund I
S&P/JNL Conservative Growth Fund II
S&P/JNL Moderate Growth Fund II
S&P/JNL Aggressive Growth Fund II
S&P/JNL Very Aggressive Growth Fund II
S&P/JNL Equity Growth Fund II
S&P/JNL Equity Aggressive Growth Fund II
S&P/JNL Conservative Growth Fund
S&P/JNL Moderate Growth Fund
S&P/JNL Aggressive Growth Fund
S&P/JNL Core Index 100 Fund
S&P/JNL Core Index 75 Fund
S&P/JNL Core Index 50 Fund
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund
                                                            1 Corporate Way
                                                        Lansing, Michigan 48951

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 2003

NOTICE IS HEREBY GIVEN that a Special Joint Meeting (the "Meeting") of shareholders ("Shareholders") of the JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on December 1, 2003 at 11:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. All shareholders of each Fund, voting together: To vote on the election of two additional Trustees of the Trust.

2. Each Fund, except each of the S&P/JNL Funds, voting separately: To approve or disapprove an amendment to the Trust's Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund of the Trust, except the S&P/JNL Funds.

3. JPMorgan/JNL Enhanced S&P 500 Stock Index Fund, Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, and Mellon Capital Management/JNL Small Cap Index Fund only, voting separately. To approve or disapprove a change in sub-adviser and a proposed Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM") and Curian Capital LLC ("Curian Capital"), under which Curian Capital would serve as sub-adviser to each Fund.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE NOMINATED TRUSTEES AND FOR ALL APPLICABLE PROPOSALS

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 25, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                            By Order of the Board of Trustees,

October ___, 2003
Lansing, Michigan                           THOMAS J. MEYER
                                            Secretary

JNL SERIES TRUST: AIM/JNL Large Cap Growth Fund; AIM/JNL Small Cap Growth Fund; AIM/JNL Premier Equity II Fund; Alger/JNL Growth Fund; Alliance Capital/JNL Growth Fund; Eagle/JNL Core Equity Fund; Eagle/JNL SmallCap Equity Fund; JPMorgan/JNL Enhanced S&P 500 Stock Index Fund; JPMorgan/JNL International Value Fund; Janus/JNL Aggressive Growth Fund; Janus/JNL Balanced Fund; Janus/JNL Capital Growth Fund; Janus/JNL Global Equities Fund; Janus/JNL Growth & Income Fund; Lazard/JNL Mid Cap Value Fund; Lazard/JNL Small Cap Value Fund; Mellon Capital Management/JNL S&P 500 Index Fund; Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund; Mellon Capital Management/JNL Small Cap Index Fund; Mellon Capital Management/JNL International Index Fund; Mellon Capital Management/JNL Bond Index Fund; Oppenheimer/JNL Global Growth Fund; Oppenheimer/JNL Growth
Fund; PIMCO/JNL Total Return Bond Fund; PPM America/JNL Balanced Fund; PPM America/JNL High Yield Bond Fund; PPM America/JNL Money Market Fund; PPM America/JNL Value Fund; Putnam/JNL Equity Fund; Putnam/JNL International Equity Fund; Putnam/JNL Midcap Growth Fund; Putnam/JNL Value Equity Fund; S&P/JNL Conservative Growth Fund I; S&P/JNL Moderate Growth Fund I; S&P/JNL Aggressive Growth Fund I; S&P/JNL Very Aggressive Growth Fund I; S&P/JNL Equity Growth Fund I; S&P/JNL Equity Aggressive Growth Fund I; S&P/JNL Conservative Growth Fund II; S&P/JNL Moderate Growth Fund II; S&P/JNL Aggressive Growth Fund II; S&P/JNL Very Aggressive Growth Fund II; S&P/JNL Equity Growth Fund II; S&P/JNL Equity Aggressive Growth Fund II; S&P/JNL Conservative Growth Fund; S&P/JNL Moderate Growth Fund; S&P/JNL Aggressive Growth Fund; S&P/JNL Core Index 100 Fund; S&P/JNL Core Index 75 Fund; S&P/JNL Core Index 50 Fund; Salomon Brothers/JNL Balanced Fund; Salomon Brothers/JNL Global Bond Fund; Salomon Brothers/JNL High Yield Bond Fund; Salomon Brothers/JNL U.S. Government & Quality Bond Fund; T. Rowe Price/JNL Established Growth Fund; T. Rowe Price/JNL Mid-Cap Growth Fund;
T. Rowe Price/JNL Value Fund

1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                December 1, 2003

This joint proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), of proxies to be voted at a Joint Special Meeting (the "Meeting") of shareholders of the 57 Funds of the Trust listed above (the "Funds"), to be held on December 1, 2003, at 11:00 a.m. local time, in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed to variable annuity contract owners on or about October 20, 2003.

                             ADDITIONAL INFORMATION

Additional information regarding the Trust and the Funds can be found in the Trust's most recent annual and semi-annual reports to shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2002 AND JUNE 30, 2003 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO JNL SERIES TRUST, P.O. BOX 378002, DENVER COLORADO 82037-8002

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (the "Declaration of Trust"), provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that thirty percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

REQUIRED VOTE

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

CONTRACT OWNER VOTING INSTRUCTIONS

The Trust is organized as a Massachusetts business trust. Interests in the several Funds of the Trust are represented by shares. Shares of the Funds currently are sold only to separate accounts of Jackson National Life Insurance Company ("Jackson National Life") or Jackson National Life Insurance Company of New York ("Jackson National NY") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson National Life or Jackson National NY (the "issuing insurers"), to qualified employee benefit plans of Jackson National Life or directly to Jackson National Life and or to Jackson National NY. Although the issuing insurers legally own all of the shares of each Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of one or more Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in a Fund. Contract owners at the close of business on September 25, 2003 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson National Life and Jackson National NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract owners.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. The issuing insurers have fixed the close of business on November 25, 2003 as the last day on which voting instructions will be accepted.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Funds in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Funds entitled to vote on each proposal:

---------------------------------------------------------- ---------------------------------------------------------
                        PROPOSAL                                            FUNDS ENTITLED TO VOTE
---------------------------------------------------------- ---------------------------------------------------------
1.  To vote on the election of two additional              All Funds, voting together
    Trustees to the Board of Trustees.
---------------------------------------------------------- ---------------------------------------------------------
2.  To approve or disapprove an amendment to the Trust's   Each   Fund,   voting    separately,    except   S&P/JNL
    Brokerage Enhancement Plan pursuant to Rule 12b-1      Conservative  Growth  Fund I,  S&P/JNL  Moderate  Growth
    under the Investment Company Act of 1940 for each      Fund I, S&P/JNL  Aggressive  Growth Fund I, S&P/JNL Very
    Fund of the Trust, except the S&P/JNL Funds.           Aggressive  Growth Fund I, S&P/JNL Equity Growth Fund I,
                                                           S&P/JNL  Equity   Aggressive   Growth  Fund  I,  S&P/JNL
                                                           Conservative  Growth Fund II,  S&P/JNL  Moderate  Growth
                                                           Fund II,  S&P/JNL  Aggressive  Growth  Fund II,  S&P/JNL
                                                           Very  Aggressive  Growth Fund II,  S&P/JNL Equity Growth
                                                           Fund  II,  S&P/JNL  Equity  Aggressive  Growth  Fund II,
                                                           S&P/JNL   Conservative  Growth  Fund,  S&P/JNL  Moderate
                                                           Growth Fund,  S&P/JNL  Aggressive  Growth Fund,  S&P/JNL
                                                           Core  Index  100  Fund,  S&P/JNL  Core  Index  75  Fund,
                                                           S&P/JNL Core Index 50 Fund

---------------------------------------------------------- ---------------------------------------------------------
3.  For each specified Fund, to approve a change in        JPMorgan/JNL  Enhanced S&P 500 Stock Index Fund,  Mellon
    sub-adviser and a proposed Investment Sub-Advisory     Capital   Management/JNL  S&P  500  Index  Fund,  Mellon
    Agreement between Jackson National Asset Management,   Capital  Management/JNL  S&P 400 Mid Cap Index Fund, and
    LLC and Curian Capital LLC, under which Curian         Mellon  Capital  Management/JNL  Small  Cap  Index  Fund
    Capital, LLC would serve as sub-adviser to the Fund.   only, voting separately.

---------------------------------------------------------- ---------------------------------------------------------

PROPOSAL 1:  ELECTION OF TRUSTEES

At a Board Meeting held on September 25, 2003, the Board of Trustees of the Trust determined that it would be in the best interest of the Trust and its shareholders to create a consolidated Board to oversee the operations of the Trust and other entities advised by Jackson National Asset Management LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life (hereinafter are referred to collectively as the "JNL Family of Funds"). Accordingly, the Boards of the JNL Family of Funds voted to combine the separate boards and create a consolidated Board.

The Board anticipates that board consolidation will provide more effective and efficient board oversight. Because the Funds and many other series of the companies in the JNL Family of Funds invest in similar securities or have similar investment policies or objectives, the Boards face many similar oversight issues. While the Boards currently seek to coordinate their oversight activities, it is expected that consolidation will enable the Boards to eliminate some duplication of effort and facilitate the administration of the Board oversight process. The Boards anticipate that this may result in cost savings for the Funds. In addition, by enlarging the Boards, consolidation will enrich the Boards by bringing the experience and expertise of all of the current Trustees and Managers to bear on Board oversight of all of the members of the JNL Family of Funds.

STRUCTURE OF THE BOARD

Currently, the Board of Trustees for the Trust consists of five members. Three of the current Trustees are "Independent Trustees", i.e., they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the Trustees are "interested persons" because of their positions with Jackson National Life and its affiliates.

Under the proposed structure, the consolidated Board will consist of seven members, two of whom would be "interested persons" and five of whom would be Independent Trustees. Each of the two interested members (Messrs. Hopping and Fritts) currently is a Manager or a Trustee, as appropriate, of each entity in the JNL Family of Funds. Each of the proposed Independent Trustee (Messrs. Bouchard, D'Annunzio, Frauenheim, and McLellan and Mrs. Engler) currently serves as either a Manager or Trustee of at least one of the entities in the JNL Family of Funds. To implement this proposal with respect to the Trust, the five current Trustees would continue to serve; in addition it is proposed to fill the two new positions on the Board of Trustees with two individuals (Mr. Bouchard and Mrs. Engler) who currently serve as independent Managers of the five limited liability companies in the JNL Family of Funds and as independent Trustees of the JNL Investors Series Trust.

Accordingly, at the September 25, 2003 Board meeting, the Board of Trustees of the Trust voted to expand the membership of the Board from five to seven Trustees and to nominate Michael J. Bouchard and Michelle Engler for the newly-created positions. Each of those individuals has been nominated to hold office until his or her successor is duly elected and has qualified. Neither nominee currently is a Trustee of the Trust. However, both are Managers of each limited liability company in the JNL Family of Funds, and Trustees of the JNL Investors Series Trust, and have served in those positions since April 2000. Accordingly, the Board believes that with that experience, combined with their other qualifications, both nominees are qualified to contribute to the Board.

Also, at the September 25, 2003 Board meeting, the Board approved resolutions calling for this Special Meeting of shareholders for the purpose, among other things, of electing the nominees.

A shareholder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Trustees and officers of the Trust, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Trustee and other directorships of public companies or other registered investment companies held by them.

For purposes of these tables, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (57 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (12 portfolios), JNL Variable Fund III LLC (1 portfolio), JNL Variable Fund V LLC (1 portfolio), JNLNY Variable Fund I LLC (12 portfolios), and JNLNY Variable Fund II LLC (1 portfolio). Each current Trustee is also a Manager or Trustee of other funds in the Fund Complex and each officer of the Trust is also an officer of other funds in the Fund Complex.

NOMINEES

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                        Number of        Other
                                                                                       Portfolios    Directorships
                                              Term of                                    in Fund        Held by
                              Position(s)    Office and                                  Complex      Director or
                               Held with     Length of     Principal Occupation(s)     Overseen by    Nominee for
 Name, Address and Age         Companies    Time served      During Past 5 Years         Nominee        Director
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Michael J. Bouchard (47)     None           Not           Sheriff, Oakland County,    85*            None
1 Corporate Way                             Applicable    Michigan, Senator - State
Lansing, Michigan                                         of Michigan (1991-1999)
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Michelle Engler (45)         None           Not           Attorney (1983 to           85*            Director of
1 Corporate Way                             Applicable    present);                                  Federal Home
Lansing, Michigan                                         First Lady of the State                    Loan Mortgage
                                                          of Michigan (1990 to                       Corporation
                                                          2002);
                                                          Michigan Community
                                                          Service Commission Chair
                                                          (1991 to 2000)
---------------------------- -------------- ------------- --------------------------- -------------- ---------------

*As Managers of the five limited liability companies in the Fund Complex and the JNL Investors Series Trust, Mr. Bouchard and Mrs. Engler each currently oversees 28 portfolios in the Fund Complex. The table shows is how many portfolios they would oversee (85) if elected as Trustees of the Trust.

INDEPENDENT TRUSTEES

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                        Number of        Other
                                                                                       Portfolios    Directorships
                                              Term of                                    in Fund        Held by
                              Position(s)    Office and                                  Complex      Director or
                               Held with     Length of     Principal Occupation(s)     Overseen by    Nominee for
 Name, Address and Age         Companies    Time served      During Past 5 Years         Nominee        Director
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Dominic A. D'Annunzio (65)   Trustee        2/02 to       Acting Commissioner of      85             None
1 Corporate Way                             present       Insurance for the State
Lansing, MI 48951                                         of Michigan (1/90 to
                                                          5/90) (8/97 to 5/98),
                                                          Deputy Commissioner of
                                                          the Office of Financial
                                                          Analysis and Examinations
                                                          (4/89 to 8/97)

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Joseph Frauenheim (69)       Trustee        12/94 to      Consultant (Banking)        57*            None
1 Corporate Way                             present
Lansing, Michigan
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Richard D. McLellan (61)     Trustee        12/94 to      Partner, Dykema Gossett     57*            None
1 Corporate Way                             present       PLLC (Law Firm)
Lansing, Michigan
---------------------------- -------------- ------------- --------------------------- -------------- ---------------

* Messr. Frauenheim and McLellan have both been nominated to the Board of Managers of JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, JNLNY Variable Fund II LLC, and JNL Investors Series Trust. If elected, each would oversee 85 portfolios.

INTERESTED MANAGERS

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                        Number of        Other
                                                                                       Portfolios    Directorships
                                              Term of                                    in Fund        Held by
                              Position(s)    Office and                                  Complex      Director or
                               Held with     Length of     Principal Occupation(s)     Overseen by    Nominee for
 Name, Address and Age         Companies    Time served      During Past 5 Years         Nominee        Director
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Andrew B. Hopping* (45)      Trustee,       8/96 to       Executive Vice President,   85             None
1 Corporate Way              Chair of       present       Chief Financial Officer
Lansing, MI 48951            Board of                     and Treasurer of Jackson
                             Trustees                     National Life; Trustee or
                                                          Manager, and Chairman, of
                                                          each other investment
                                                          company in the Fund
                                                          Complex.

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Robert A. Fritts* (55)       Trustee,       8/97 to       Senior Vice President       85             None
1 Corporate Way              President      present       (8/03 to present),Vice
Lansing, MI 48951            and Chief                    President (8/82 to 8/03)
                             Executive                    and Controller of Jackson
                             Officer                      National Life; Trustee or
                                                          Manager, and (since
                                                          12/02) President and
                                                          Chief Executive Officer,
                                                          of each other investment
                                                          company in the Fund
                                                          Complex.

---------------------------- -------------- ------------- --------------------------- -------------- ---------------

* Messrs. Hopping and Fritts are "interested persons" of the Companies due to their positions with Jackson National Life, which is the parent company of JNAM.

OFFICERS

---------------------------- -------------- ------------- --------------------------- -------------- ---------------
                                                                                        Number of        Other
                                                                                       Portfolios    Directorships
                                              Term of                                    in Fund        Held by
                              Position(s)    Office and                                  Complex      Director or
                               Held with     Length of     Principal Occupation(s)     Overseen by    Nominee for
 Name, Address and Age         Companies    Time served      During Past 5 Years         Nominee        Director
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Thomas J. Meyer (56)         Vice           12/94 to      General Counsel, Senior     Not            Not Applicable
1 Corporate Way              President,     present       Vice President and          Applicable
Lansing, MI 48951            Counsel and                  Secretary of Jackson
                             Secretary                    National Life
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Mark D. Nerud (37)           Vice           8/97 to       Chief Financial Officer     Not            Not Applicable
225 West Wacker Drive        President,     present       and Managing Board Member   Applicable
Chicago, IL 60606            Treasurer                    of JNAM; Vice President,
                             and Chief                    Treasurer, Chief
                             Financial                    Financial Officer of
                             Officer                      other Investment
                                                          Companies advised by
                                                          JNAM; Vice President -
                                                          Fund Accounting &
                                                          Administration of Jackson
                                                          National Life
---------------------------- -------------- ------------- --------------------------- -------------- ---------------
Susan S. Rhee (31)           Assistant      1/00 to       Secretary of JNAM;          Not            Not Applicable
1 Corporate Way              Secretary      present       Assistant Vice President    Applicable
Lansing, MI 48951                                         of Jackson National Life
                                                          (8/03 to present);
                                                          Associate General Counsel
                                                          of Jackson National Life
                                                          (7/01 to present), Senior
                                                          Attorney of Jackson
                                                          National Life (1/00 to
                                                          7/01); Goldman, Sachs &
                                                          Co. (10/99 to 12/99); Van
                                                          Eck Associates
                                                          Corporation (9/97 to
                                                          10/99)
---------------------------- -------------- ------------- --------------------------- -------------- ---------------

The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers currently receive no compensation from the Trust, but are also officers of JNAM and certain of its affiliates and receive compensation in such capacities.

MEETINGS OF THE BOARD OF TRUSTEES

During 2002, the Board of Trustees held five meetings. None of the incumbent Trustees who were Trustees in 2002 attended fewer than 75 percent of the aggregate number of meetings of the Board or of board committees of which that Trustee was a member.

COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the independent auditor's and management's judgments about the quality and appropriateness of the Variable Funds' accounting and financial reporting policies and procedures. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission ("SEC"). Messrs. Frauenheim, McLellan and D'Annunzio are the members of the Audit Committee. Mr. Frauenheim is Chair of the Audit Committee. The Audit Committee held 3 meetings in the most recent complete fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when, among other things, there are missing prices or pricing errors. Messrs. Hopping and Fritts are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee held 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF INDEPENDENT TRUSTEES AND THEIR FAMILY MEMBERS

None of the nominees or the Independent Trustees, nor any member of their respective immediate families, held any position (other than as an Independent Trustee or Independent Manager with the Trust or other funds in the Fund Complex) including as officer, employee, director or general partner during the past five years with: (i) the Trust; (ii) any investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, sub-adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of any Fund.

OWNERSHIP BY TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of September 25, 2003, the Trustees beneficially owned the following shares of the Funds:

------------------------------ ---------------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                Dollar Range of Equity Securities in each       Securities in All Funds Overseen or
         Name                                    Fund                           to be Overseen in the Fund Complex
------------------------------ ---------------------------------------------- --------------------------------------
Andrew B. Hopping              Alger/JNL Growth                               $1 - $10,000
                               Janus/JNL Capital Growth
                               Janus/JNL Aggressive
                               Janus/JNL Global Equities
------------------------------ ---------------------------------------------- --------------------------------------
Robert A Fritts                Alger/JNL Growth                               $1 - $10,000
                               Janus/JNL Capital Growth
                               Janus/JNL Aggressive
                               Janus/JNL Global Equities
                               PPM America/JNL High Yield Bond
                               Putnam/JNL International Equity
                               T Rowe Price/JNL Established Growth
                               T. Rowe Price/JNL MidCap Growth
                               Eagle/JNL Small Cap Equity
                               PPM America/JNL Balanced                       $10,001 - $50,000
                               S&P/JNL Conservative Growth I
                               S&P/JNL Moderate Growth I                      Over $100,000
                               Salomon Brothers/JNL Global Bond
                               Salomon Brothers/JNL U.S. Government &
                               Quality Bond
------------------------------ ---------------------------------------------- --------------------------------------
Michael Bouchard               None                                           None
------------------------------ ---------------------------------------------- --------------------------------------
Dominic D'Annunzio             None                                           None
------------------------------ ---------------------------------------------- --------------------------------------
Michelle Engler                None                                           None
------------------------------ ---------------------------------------------- --------------------------------------
Joseph Frauenheim              None                                           None
------------------------------ ---------------------------------------------- --------------------------------------
Richard McLellan               None                                           None
------------------------------ ---------------------------------------------- --------------------------------------

Shares  in the  Funds of Trust are sold only to  separate  accounts  of  Jackson
National Life, to qualified plans of Jackson National Life, and to Jackson National Life itself. The beneficial interests of Messrs. Hopping and Fritts in shares of the Funds reflected in the foregoing table are held by them through a qualified retirement plan maintained by Jackson National Life for its officers and employees.

OWNERSHIP BY  INDEPENDENT  TRUSTEES OF INTERESTS  IN CERTAIN  AFFILIATES  OF THE
TRUST

As of September 25, 2003, none of the Independent Trustees, nor any member of an Independent Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

OFFICER AND TRUSTEE COMPENSATION

The officers of the Trust and the Trustees who are "interested persons" receive no compensation from the Trust. Independent Trustees are paid $5,000 for each Board meeting that they attend. Beginning January 2003, in addition to the per meeting fee, the Trustees of the Trust receive an annual retainer fee in the amount of $10,000 and an additional $5,000 retainer fee for the Chair of the Audit Committee; which is paid pro rata over the scheduled meetings. The fees of Independent Trustees are paid by the Funds. Each nominee, if elected, will be an Independent Trustee.

The Independent Trustees and nominees received the following compensation for services as a Trustee during the fiscal year ended December 31, 2002:

------------------------------ --------------------- ---------------------- --------------------- ----------------------
                                                           Pension or
                                    Aggregate         Retirement Benefits     Estimated Annual     Total Compensation
                                Compensation from     Accrued as Part of       Benefits upon       from Trust and Fund
     Manager or Nominee             the Trust            Fund Expenses           Retirement              Complex
------------------------------ --------------------- ---------------------- --------------------- ----------------------
Michael Bouchard                     $0                       0                      0                  $25,000
------------------------------ --------------------- ---------------------- --------------------- ----------------------
Dominic D'Annunzio                   $25,000                  0                      0                  $25,000
------------------------------ --------------------- ---------------------- --------------------- ----------------------
Michelle Engler                      $0                       0                      0                  $25,000
------------------------------ --------------------- ---------------------- --------------------- ----------------------
Joseph Frauenheim                    $25,000                  0                      0                  $25,000
------------------------------ --------------------- ---------------------- --------------------- ----------------------
Richard McLellan                     $25,000                  0                      0                  $25,000
------------------------------ --------------------- ---------------------- --------------------- ----------------------

Neither the Trust nor any other investment company in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as the Trust's independent public accountants for the fiscal year ending December 31, 2003. Representatives of KPMG are not expected to be present at the Special Meeting. The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of KPMG.

AUDIT FEES

KPMG billed the Companies aggregate fees for professional services rendered for the fiscal years ending December 31, 2002, and December 31, 2001, as follows:

--------------------------------------------------------------------------------------------------------------------
                                                       2002
--------------------------------------------------------------------------------------------------------------------
         Company              Audit Fees       Audit-Related Fees       Tax Fees      All Other Fees    Total Fees
-------------------------- ------------------ --------------------- ----------------- ---------------- -------------
JNL Series Trust           $356,750           $25,750               $82,000           $0               $464,500
-------------------------- ------------------ --------------------- ----------------- ---------------- -------------


--------------------------------------------------------------------------------------------------------------------
                                                       2001
--------------------------------------------------------------------------------------------------------------------
         Company              Audit Fees       Audit-Related Fees       Tax Fees      All Other Fees    Total Fees
-------------------------- ------------------ --------------------- ----------------- ---------------- -------------
JNL Series Trust           $299,000           $25,000               $65,000           $0               $389,000
-------------------------- ------------------ --------------------- ----------------- ---------------- -------------

KPMG was paid $25,750 for 2002 and $25,000 for 2001 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2001 and December 31, 2002, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

The Audit Committee is authorized to pre-approve non-audit services provided by the Trust's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Trust on the same terms as the full Audit
Committee previously had approved for the then existing funds. The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2002 and 2001.

FORMER INDEPENDENT PUBLIC ACCOUNTANTS

On May 24, 2001, the Board of Trustees ratified the termination of PricewaterhouseCoopers LLP ("PWC") as the Trust's independent accountants. PWC did not report on the Trust's financial statements for 2002 or 2001, because it was replaced by KPMG as the Trust's independent accountants. There were no disagreements between the Trust's management and PWC prior to their termination. The Audit Committee recommended and approved the change in accountants. The Board first approved the appointment of KPMG LLP as the Trust's independent accountants on May 24, 2001.

REQUIRED VOTE

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed above unless the proxy is marked otherwise.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE TRUST'S BROKERAGE ENHANCEMENT PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, FOR ALL FUNDS EXCEPT THE S&P FUNDS

INTRODUCTION

Shareholders of each Fund except the S&P/JNL Funds (which are identified in the table on page ___ of this proxy statement) are being asked to approve an amendment to the Trust's existing Brokerage Enhancement Plan adopted pursuant to Rule 12b-1 under the 1940 Act. As described in more detail below, under the existing Brokerage Enhancement Plan, all of the Funds of the Trust except the PPM America/JNL Money Market Fund ("PPM/JNL Money Market") and each of the S&P/JNL Funds, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Existing Plan"), which authorizes the use of available brokerage commissions to promote the sale and distribution of Trust shares (through the sale of variable insurance products funded by the Trust). (Hereafter, in the discussion of this Proposal, the term "Fund" refers to all of the Funds of the Trust except the S&P/JNL Funds.)

Approval of the Amended Plan is related to the Trust's adoption of a multi-class structure, which will permit the Trust to offer different classes of shares with different distribution and service expense arrangements and is intended to enhance the competitive position of the Trust in distributing shares and attracting new assets. The proposed amendment to the Existing Plan (the "Amended Plan") adds to the Existing Plan authorization for each Fund to pay Jackson National Life Distributors ("JNLD"), as principal underwriter, a Rule 12b-1 fee at an annual rate of 0.20% of the Fund's average daily net assets attributable to the existing class of Fund shares (which will be redesignated Class A shares), and JNLD may use those fees for distribution and administrative and other service expenses. Under the Amended Plan, the existing provisions governing the use of available brokerage commissions will continue to apply unchanged to the Class A shares of all of the Funds (except the PPM/JNL Money Market and will apply to the newly created Class B shares of those Funds. APPROVAL OF THE AMENDED PLAN WILL NOT RESULT IN INCREASED EXPENSES FOR ANY
EXISTING SHAREHOLDER OF ANY FUND, BECAUSE THE ADVISORY FEES OF EACH FUND APPROVING THE AMENDED PLAN UNDER THIS PROPOSAL WILL BE REDUCED BY 0.20%, THE SAME AMOUNT AS THE FUND'S RULE 12B-1 FEE UNDER THE AMENDED PLAN. See "Reduction of Advisory Fees for Funds Approving the Amended Plan."

THE MULTI-CLASS STRUCTURE

Under Rule 18f-3 under the 1940 Act, any Fund may issue multiple classes of shares in the same portfolio, provided that the Board, including a majority of the Independent Trustees, adopts a written multi-class plan setting forth the differences between the classes and, further, that each class of shares has a different arrangement for distribution or shareholder services or both. At its meeting held on September 25, 2003, the Board, including all of the Independent Trustees, approved a written multi-class plan under Rule 18f-3. The description herein of the Trust's multi-class plan is qualified in its entirety by reference to the plan, a copy of which is included with this Proxy Statement as Exhibit A.

The multi-class plan provides that all existing shares of each Fund will be redesignated Class A shares, an additional class of Class B shares will be established with respect to each Fund, and a third class of Class C shares will be established for PPM/JNL Money Market only. The Class A shares of each Fund will adopt the Amended Plan pursuant to which each Fund will pay JNLD a Rule 12b-1 fee of 0.20% of the Fund's average daily net assets attributable to Class A shares. JNLD may use those Rule 12b-1 fees for expenses relating to the distribution of, and administrative and other services provided to investors in, Class A shares. Rule 12b-1 fees paid to JNLD may not be used to pay for expenses related to the Class B shares or Class C shares. In addition, as under the Existing Plan, available brokerage commissions of each Fund (except PPM/JNL Money Market) will continue to be available to be used to promote the sale and distribution of Class A Fund shares (through the sale of variable insurance products funded by Class A Fund shares).

Class B Fund shares will not be subject to the Rule 12b-1 fee under the Amended Plan. However, under the Amended Plan, available brokerage commissions of each Fund (except PPM/JNL Money Market) will be available to be used to promote the sale and distribution of Class B Fund shares (through the sale of variable insurance products funded by Class B Fund shares), on the same terms as under the Existing Plan. Class C shares of PPM/JNL Money Market, under the Amended Plan, will not be subject to any Rule 12b-1 fee or any usage of available brokerage commissions to promote their sale.

Class A shares will continue to be available to fund Variable Contracts outstanding at the time of implementation of the multi-class structure. Both Class A and Class B shares are expected to be available to fund Variable Contracts or contract enhancements after implementation. The multi-class structure is expected to become effective on or about December 15, 2003.

Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of PPM/JNL Money Market, will be substantially the same, except for differences in "class expenses" allocated to each Class. The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" for Class A shares of each Fund will include the Rule 12b-1 fees payable pursuant to the Amended Plan and such other expenses as JNAM determines, subject to ratification or approval by the Board, to be properly allocable to Class A shares. The kinds of expenses which JNAM may determine to be properly allocable to a particular Class include (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of Variable Contracts funded by shares of such Class); (ii) materials such as prospectuses, shareholder reports and (iii) professional fees relating solely to one Class.

In determining whether to approve the multi-class plan, the Board considered a number of factors, including the type and level of services to be provided to each Class, the proposed reduction of the advisory fee to offset the proposed Rule 12b-1 fee on Class A shares, the potential benefits of permitting the available brokerage commissions of each Fund (other than PPM/JNL Money Market) to be used to promote the sale and distribution of Class A and Class B shares, and the potential need for and willingness of JNAM and JNLD to pay for expenses and services to the extent that they may not be covered by the proposed Rule 12b-1 fee and the use of Fund brokerage commissions as authorized under the Existing Plan. The Board reviewed various materials, including materials provided by JNAM, with respect to the advantages and disadvantages of the multi-class structure and the Amended Plan, and the Trustees were furnished with a legal memorandum setting forth their responsibilities under Rule 18f-3.

The Board identified as the primary benefits of the proposed multi-class structure that different fee structures for each Class would suit different distribution arrangements and service needs for Variable Contracts, thus enhancing the ability of the Companies to attract new assets, and that new assets in turn would have the potential effects of lowering the expense ratios of the Funds. The Board also noted that increased assets also could provide greater stability to the Funds, thereby reducing the need to sell portfolio securities to meet redemption requests and affording greater flexibility to the sub-advisers in pursuing the investment objectives of the Funds. The Board noted as among the possible disadvantages of the multi-class structure that administering two Classes of shares (three Classes for PPM/JNL Money Market) rather than one could involve greater costs. The Board, including all of the Independent Trustees, determined that the adoption of the multi-class plan is in the best shares of each Fund and the relevant Company as a whole.

THE EXISTING PLAN

Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

The Existing Plan authorizes the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. JNLD is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of Variable Products issued by Jackson National Life. JNLD is a wholly-owned subsidiary of Jackson National Life.

Under the Existing Plan, JNAM or a Sub-Adviser may, subject to the requirement to seek best price and execution, effect brokerage transactions in portfolio securities through broker-dealers. It is anticipated that activities or services which will be procured through Brokerage Payments and Brokerage Credits given to JNLD will include:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Funds, or the Variable Contracts.

     o Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Funds, or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use.

     o Providing information about the Trust, the Funds, or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers.

     o    Providing   assistance  to  broker-dealers  that  are  conducting  due diligence on the Trust or the Funds or the Variable Contracts.

     o Payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts.

     o Obtaining information and providing explanations to Variable Contract owners regarding Fund investment options and policies and other information about the Trust and the Funds, including the performance of the Funds.

     o    Training sales personnel regarding sales of Variable Contracts.

     o Personal service and/or maintenance of the Variable Contract owner accounts.

     o Financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

The Existing Plan permits Brokerage Payments and Brokerage Credits generated by securities transactions from one Fund to inure to the benefit of that Fund, any other Fund, or to the Trust as a whole.

JNLD is obligated to use all of the Brokerage Payments and Brokerage Credits generated under the Existing Plan for distribution expenses. Accordingly, JNLD does not make any profit from the operation of the Existing Plan. However, JNLD may indirectly benefit from the Existing Plan in that Brokerage Payments and Brokerage Credits generated under the Existing Plan may help defray, in whole or in part, distribution expenses that would otherwise be borne by JNLD or an affiliate in distributing the Variable Contracts. In addition, any increase in the Funds' assets resulting from the operation of the Existing Plan increases the advisory fees paid to JNAM.

JNAM or a Sub-Adviser, on behalf of the Trust, may take appropriate actions to effect the purposes of the Existing Plan, by allocating transactions for the purchase or sale of portfolio securities to particular broker-dealers, including affiliated broker-dealers, in the manner described in the Existing Plan. When directing JNAM or a Sub-Adviser to allocate purchase or sale transactions to broker-dealers under the Existing Plan, the Trust will continue to be subject to those standards of best price and best execution set forth in the Trust's registration statement.

The Existing Plan also provides that it is subject to annual renewal by the Board, including the Independent Trustees who do not have any direct or indirect financial interest in the operation of the Existing Plan (the "Plan Trustees"). The Existing Plan also provides that JNAM provide the Board with a written report of securities transactions directed under the Existing Plan, currently on a quarterly basis. The Existing Plan may be terminated at any time by a vote of the Board, by the vote of a majority of the Plan Trustees or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of such Fund. All material amendments must be approved by a majority vote of the Board, including a majority of the Plan Trustees.

The Board of Trustees, including the Plan Trustees, initially approved the Existing Plan at a meeting held on August 10, 2000. The Board, including the Plan Trustees, most recently approved the annual continuation of the Existing Plan at a meeting held on December 12, 2002. The Existing Plan has not been amended since its initial approval, other than to add Funds established after the initial approval of the Existing Plan. A copy of the current version of the Existing Plan, reflecting all of the currently eligible Funds, is attached as Exhibit B.

The Existing Plan was approved by the shareholders of each then-existing Fund at a meeting held on October 10, 2000, and by the initial shareholder of each subsequently created Fund. The approval date for each Fund is shown in the following table.

--------------------------------------------------------------------------------
                                APPROVAL DATE OF
                       EXISTING BROKERAGE ENHANCEMENT PLAN
--------------------------------------------------------------------------------
                                                                DATE OF
      FUND NAME                                             SHAREHOLDER APPROVAL
---------------------------------------------------------- ---------------------
AIM/JNL Large Cap Growth Fund                              10/30/01
---------------------------------------------------------- ---------------------
AIM/JNL Small Cap Growth Fund                              10/30/01
---------------------------------------------------------- ---------------------
AIM/JNL Premier Equity II Fund                             10/30/01
---------------------------------------------------------- ---------------------
Alger/JNL Growth Fund                                      10/10/00
---------------------------------------------------------- ---------------------
Alliance Capital/JNL Growth Fund                           10/10/00
---------------------------------------------------------- ---------------------
Eagle/JNL Core Equity Fund                                 10/10/00
---------------------------------------------------------- ---------------------
Eagle/JNL SmallCap Equity Fund                             10/10/00
---------------------------------------------------------- ---------------------
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund             10/10/00
---------------------------------------------------------- ---------------------
JPMorgan/JNL International Value Fund                      10/10/00
---------------------------------------------------------- ---------------------
Janus/JNL Aggressive Growth Fund                           10/10/00
---------------------------------------------------------- ---------------------
Janus/JNL Balanced Fund                                    10/10/00
---------------------------------------------------------- ---------------------
Janus/JNL Capital Growth Fund                              10/10/00
---------------------------------------------------------- ---------------------
Janus/JNL Global Equities Fund                             10/10/00
---------------------------------------------------------- ---------------------
Janus/JNL Growth & Income Fund                             10/10/00
---------------------------------------------------------- ---------------------
Lazard/JNL Mid Cap Value Fund                              10/10/00
---------------------------------------------------------- ---------------------
Lazard/JNL Small Cap Value Fund                            10/10/00
---------------------------------------------------------- ---------------------
Mellon Capital Management/JNL S&P 500 Index Fund           1/15/02
---------------------------------------------------------- ---------------------
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund   1/15/02
---------------------------------------------------------- ---------------------
Mellon Capital Management/JNL Small Cap Index Fund         1/15/02
---------------------------------------------------------- ---------------------
Mellon Capital Management/JNL International Index Fund     1/15/02
---------------------------------------------------------- ---------------------
Mellon Capital Management/JNL Bond Index Fund              1/15/02
---------------------------------------------------------- ---------------------
Oppenheimer/JNL Global Growth Fund                         5/1/01
---------------------------------------------------------- ---------------------
Oppenheimer/JNL Growth Fund                                5/1/01
---------------------------------------------------------- ---------------------
PIMCO/JNL Total Return Bond Fund                           10/10/00
---------------------------------------------------------- ---------------------
PPM America/JNL Balanced Fund                              10/10/00
---------------------------------------------------------- ---------------------
PPM America/JNL High Yield Bond Fund                       10/10/00
---------------------------------------------------------- ---------------------
PPM America/JNL Value Fund                                 9/30/02
---------------------------------------------------------- ---------------------
Putnam/JNL Equity Fund                                     10/10/00
---------------------------------------------------------- ---------------------
Putnam/JNL International Equity Fund                       10/10/00
---------------------------------------------------------- ---------------------
Putnam/JNL Midcap Growth Fund                              10/10/00
---------------------------------------------------------- ---------------------
Putnam/JNL Value Equity Fund                               10/10/00
---------------------------------------------------------- ---------------------
Salomon Brothers/JNL Balanced Fund                         10/10/00
---------------------------------------------------------- ---------------------
Salomon Brothers/JNL Global Bond Fund                      10/10/00
---------------------------------------------------------- ---------------------
Salomon Brothers/JNL High Yield Bond Fund                  10/10/00
---------------------------------------------------------- ---------------------
Salomon Brothers/JNL U.S. Government & Quality Bond Fund   10/10/00
---------------------------------------------------------- ---------------------
T. Rowe Price/JNL Established Growth Fund                  10/10/00
---------------------------------------------------------- ---------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                      10/10/00
---------------------------------------------------------- ---------------------
T. Rowe Price/JNL Value Fund                               10/10/00
---------------------------------------------------------- ---------------------

Funds established after the initial approval of the Existing Plan were added to the Existing Plan by vote of the Funds' initial shareholder on the dates shown.

The table below sets out the amount of commissions paid by each Fund during the period ended December 31, 2002, to brokers under the Existing Plan, the dollar amounts of such commissions recaptured by JNLD pursuant to the Existing Plan, and the percentage of the average daily net assets of each fund which such sums represent.

-------------------------------------------------------------------------------------------------------------------
                                           Payments under Existing Plan
                                              Period ended 12/31/02
-------------------------------------------------------------------------------------------------------------------
                                                                            Dollar Amount
                                                     Commissions Paid     recaptured by JNLD   Recaptured amount
                                                     to Brokers under     under the Existing   as a percentage of
    Name of Fund                                     the Existing Plan           Plan          average net assets
--------------------------------------------------- -------------------- --------------------- --------------------
AIM/JNL Large Cap Growth Fund                                    $5,964                $4,009                0.05%
--------------------------------------------------- -------------------- --------------------- --------------------
AIM/JNL Small Cap Growth Fund                                     2,639                 1,654                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------
AIM/JNL Premier Equity II Fund                                    7,996                 5,761                0.04%
--------------------------------------------------- -------------------- --------------------- --------------------
Alger/JNL Growth Fund                                                 0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Alliance Capital/JNL Growth Fund                                 23,530                15,381                0.01%
--------------------------------------------------- -------------------- --------------------- --------------------
Eagle/JNL Core Equity Fund                                       72,732                48,570                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
Eagle/JNL SmallCap Equity Fund                                   50,498                30,412                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund                    6,492                 4,375                0.01%
--------------------------------------------------- -------------------- --------------------- --------------------
JPMorgan/JNL International Value Fund                                 0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Janus/JNL Aggressive Growth Fund                                333,250               242,048                0.08%
--------------------------------------------------- -------------------- --------------------- --------------------
Janus/JNL Balanced Fund                                          22,618                15,718                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------
Janus/JNL Capital Growth Fund                                   109,489                78,829                0.05%
--------------------------------------------------- -------------------- --------------------- --------------------
Janus/JNL Global Equities Fund                                   99,553                69,172                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
Janus/JNL Growth & Income Fund                                    5,291                 3,666                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------
Lazard/JNL Mid Cap Value Fund                                    59,939                26,034                0.04%
--------------------------------------------------- -------------------- --------------------- --------------------
Lazard/JNL Small Cap Value Fund                                  43,540                17,821                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
Mellon Capital Management/JNL S&P 500 Index Fund                  5,773                 1,924                0.01%
--------------------------------------------------- -------------------- --------------------- --------------------
Mellon Capital Management/JNL S&P 400 Mid Cap
Index Fund                                                        3,169                 1,056                0.01%
--------------------------------------------------- -------------------- --------------------- --------------------
Mellon Capital Management/JNL Small Cap Index Fund               11,393                 3,797                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------
Mellon Capital Management/JNL International Index
Fund                                                                  0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Mellon Capital Management/JNL Bond Index Fund                         0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Oppenheimer/JNL Global Growth Fund                                    0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Oppenheimer/JNL Growth Fund                                           0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
PIMCO/JNL Total Return Bond Fund                                      0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
PPM America/JNL Balanced Fund                                     6,806                 5,309                    0
--------------------------------------------------- -------------------- --------------------- --------------------
PPM America/JNL High Yield Bond Fund                                  0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
PPM America/JNL Value Fund                                        6,885                 5,348                0.13%
--------------------------------------------------- -------------------- --------------------- --------------------
Putnam/JNL Equity Fund                                          176,654               131,905                0.06%
--------------------------------------------------- -------------------- --------------------- --------------------
Putnam/JNL International Equity Fund                             60,665                31,391                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
Putnam/JNL Midcap Growth Fund                                    18,316                11,812                0.05%
--------------------------------------------------- -------------------- --------------------- --------------------
Putnam/JNL Value Equity Fund                                    135,405                93,234                0.03%
--------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Balanced Fund                                    0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Fund                                 0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL High Yield Bond Fund                             0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
Salomon Brothers/JNL U.S. Government & Quality
Bond Fund                                                             0                     0                    0
--------------------------------------------------- -------------------- --------------------- --------------------
T. Rowe Price/JNL Established Growth Fund                        80,982                54,538                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                            58,018                39,074                0.01%
--------------------------------------------------- -------------------- --------------------- --------------------
T. Rowe Price/JNL Value Fund                                     73,044                46,858                0.02%
--------------------------------------------------- -------------------- --------------------- --------------------

THE AMENDED PLAN

On September 25, 2003, the Board of Trustees of the Trust, including all of the Independent Trustees, approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with JNLD, dated December 12, 2002. The Amendment to the Distribution Agreement reflects the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Current shareholders of each Fund, who will become the Class A shareholders of that Fund under the multi-class plan, must approve the Amended Plan before it becomes effective for that Fund. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement, copies of which are included with this Proxy Statement as Exhibits C, D, and E, respectively.

Under the Amended Plan, (a) each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund and (b) each Fund other than PPM/JNL Money Market may use available Fund commissions to promote the sale of Class A and Class B Fund shares (through the promotion and sale of Variable Contracts). To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. The types of services and expenses that may be reimbursed or compensated pursuant to the Amended Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds;

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

The Amended Plan does not change the substantive provisions of the Existing Plan relating to the use of Fund brokerage commissions to promote sales of Fund shares, except that the Amended Plan makes those provisions applicable to the newly created Class B Shares of each Fund (other than PPM/JNL Money Market). It is not anticipated that adoption of the Amended Plan will affect the amount or percentage of Fund brokerage commissions used to promote sales of Fund shares, except that to the extent that adoption of the multi-class plan and the Amended Plan leads to an increase in sales of Fund shares and an increase in Fund assets, the Funds are likely to engage in more brokerage transactions, a larger amount of which may be used to promote sales of Fund shares.

The Amended Plan is expected to become effective on or about December 15, 2003, with respect to each Fund whose shareholders approve the plan.

Under Rule 12b-1, for the Amended Plan to be applicable to a Fund, it must meet the following requirements: (i) the Amended Plan must be approved a majority of the outstanding Class A shares of the Fund; (ii) the application of the Amended Plan and the Amendment to the Distribution Agreement to the Fund must be approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (iii) the Amended Plan and the Amendment to the Distribution Agreement must provide, in substance, that (a) each shall continue in effect with respect to the Fund for a period of more than one year only so long as such continuance is specifically approved at least annually by the Board, as described in (ii) above, (b) any person authorized to direct the disposition of monies paid or payable by the Fund under the Amended Plan or the Amendment to the Distribution Agreement shall report in writing to the Board, at least quarterly, on the amounts expended under the Plan and the purpose of those expenditures; (c) the Amended Plan may be terminated as to the Fund at any time by vote of a majority of the Independent Trustees, and
(d) the Amended Agreement may be terminated as to the Fund without penalty at any time by vote of a majority of the Independent Trustees or by vote of majority of the outstanding shares of the Fund on not more than 60 days written notice and will terminate in the event of its assignment; (iv) the Amended Plan may not be amended to increase materially the amount to be spent by the Fund for distribution without approval of the Fund's shareholders, and all material amendments to the Amended Plan for each Fund must be approved by the Independent Trustees; (v) the selection and nomination of the Independent Trustees is committed to the Independent Trustees; and (vi) in implementing or continuing the Amended Plan as to any Fund, the Trustees who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the Amended Plan will benefit the Fund and its shareholders, including owners of Variable Contracts whose contract values are invested in such Fund.

REDUCTION OF ADVISORY FEES FOR FUNDS APPROVING THE DISTRIBUTION PLAN

So that shareholders of Funds approving the Amended Plan will not incur higher expenses as a result of adopting and implementation of the Plan, JNAM has agreed to reduce the advisory fees of all Funds approving the plan by 0.20% at all levels, the same amount as the proposed Rule 12b-1 fee on Class A shares. Further, as explained under Proposal 3, JNAM has agreed to apply this fee reduction in addition to the fee reduction it has agreed to give Funds that approve Proposal 3 (the substitution of Curian Capital LLC as sub-adviser to four of the Funds), to reflect the reduced sub-advisory fees proposed to be charged by Curian Capital LLC.

Accordingly, to help you understand the effect of this proposal, the following table sets forth for each Fund: (a)(i) the current advisory fee rate and (ii) where applicable, the proposed reduced advisory fee rate reflecting substitution of Curian Capital as Fund sub-adviser (Proposal 3), but without approval of the Amended Plan, and (b) those advisory fee rates adjusted to reflect the 0.20% reduction of advisory fees for each Fund that approves the Amended Plan under this Proposal 2. A copy of the current Investment Advisory and Management Agreement for the Trust, dated January 31, 2001, as amended by Amendments dated February 22, 2001, August 9, 2001, November 7, 2001, February 14, 2002, May 16, 2002, May 16, 2002, and September 30, 2002 is attached as Exhibits F-1 through F-8. A copy of the proposed Amendment to the Investment Advisory and Management Agreement for the Trust, reflecting, among other things, the fee reductions dependent on approval of both Proposals 2 and 3, is attached as Exhibit G.

----------------------------------------- ------------------------------------ -------------------------------------
                  Fund                               Advisory Fee              Advisory Fee with Distribution Plan
                                                                                        (0.20% reduction)
----------------------------------------- ------------------------------------ -------------------------------------
AIM/JNL Large Cap Growth Fund             1.00% on $0 to $300 million          0.80% on $0 to $300 million
                                          0.95% on over $300 million           0.75% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
AIM/JNL Small Cap Growth Fund             1.05% on $0 to $300 million          0.85% on $0 to $300 million
                                          1.00% on over $300 million           0.80% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
AIM/JNL Premier Equity II Fund            0.95% on $0 to $300 million          0.75% on $0 to $300 million
                                          0.90% on over $300 million           0.70% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Alger/JNL Growth Fund                     0.975% on $0 to $300 million         0.775% on $0 to $300 million
                                          0.95% on $300 million to $500        0.75% on $300 million to $500
                                          million                              million
                                          0.90% on over $500 million           0.70% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Alliance Capital/JNL Growth Fund          0.775% on $0 to $250 million         0.575% on $0 to $250 million
                                          0.70% on over $250 million           0.50% on over $250 million
----------------------------------------- ------------------------------------ -------------------------------------
Eagle/JNL Core Equity Fund                0.90% on $0 to $50 million           0.70% on $0 to $50 million
                                          0.85% on $50 million to $300         0.65% on $50 million to $300 million
                                          million                              0.55% on over $300 million
                                          0.75% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Eagle/JNL SmallCap Equity Fund            0.95% on $0 to $150 million          0.75% on $0 to $150 million
                                          0.90% on $150 million to $500        0.70% on $150 million to $500
                                          million                              million
                                          0.85% on over $500 million           0.65% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
JPMorgan/JNL Enhanced S&P 500 Stock
Index Fund
     Current Advisory Agreement           0.80% on $0 to $25 million           0.60% on $0 to $25 million
                                          0.75% on over $25 million            0.55% on over $25 million
     With Curian Capital as sub-adviser   0.77% on $0 to $25 million           0.57% on $0 to $25 million
                                          0.72% on over $25 million            0.52% on over $25 million
----------------------------------------- ------------------------------------ -------------------------------------
JPMorgan/JNL International Value Fund     0.975% on $0 to $50 million          0.775% on $0 to $50 million
                                          0.95% on $50 million to $200         0.75% on $50 million to $200 million
                                          million                              0.70% on $200 million to $350
                                          0.90% on $200 million to $350        million
                                          million                              0.65% on over $350 million
                                          0.85% on over $350 million
----------------------------------------- ------------------------------------ -------------------------------------
Janus/JNL Aggressive Growth Fund          0.95% on $0 to $150 million          0.75% on $0 to $150 million
                                          0.90% on $150 million to $250        0.70% on $150 million to $250
                                          million                              million
                                          0.85% on $250 million to $750        0.65% on $250 million to $750
                                          million                              million
                                          0.80% on $750 to $1.5 billion        0.60% on $750 to $1.5 billion
                                          0.75% on over $1.5 billion           0.55% on over $1.5 billion
----------------------------------------- ------------------------------------ -------------------------------------
Janus/JNL Balanced Fund                   0.95% on $0 to $250 million          0.75% on $0 to $250 million
                                          0.90% on $250 million to $750        0.70% on $250 million to $750
                                          million                              million
                                          0.85% on $750 million to $1.5        0.65% on $750 million to $1.5
                                          billion                              billion
                                          0.80% on over $1.5 billion           0.60% on over $1.5 billion
----------------------------------------- ------------------------------------ -------------------------------------
Janus/JNL Capital Growth Fund             0.95% on $0 to $150 million          0.75% on $0 to $150 million
                                          0.90% on $150 million to $250        0.70% on $150 million to $250
                                          million                              million
                                          0.85% on $250 million to $750        0.65% on $250 million to $750
                                          million                              million
                                          0.80% on $750 to $1.5 billion        0.60% on $750 to $1.5 billion
                                          0.75% on over $1.5 billion           0.55% on over $1.5 billion
----------------------------------------- ------------------------------------ -------------------------------------
Janus/JNL Global Equities Fund            1.00% on $0 to $150 million          0.80% on $0 to $150 million
                                          0.95% on $150 million to $300        0.75% on $150 million to $300
                                          million                              million
                                          0.90% on over $300 million           0.70% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Janus/JNL Growth & Income Fund            0.95% on $0 to $250 million          0.75% on $0 to $250 million
                                          0.90% on $250 million to $750        0.70% on $250 million to $750
                                          million                              million
                                          0.85% on $750 million to $1.5        0.65% on $750 million to $1.5
                                          billion                              billion
                                          0.80% on over $1.5 billion           0.60% on over $1.5 billion
----------------------------------------- ------------------------------------ -------------------------------------
Lazard/JNL Mid Cap Value Fund             0.975% on $0 to $150 million         0.775% on $0 to $150 million
                                          0.925% on $150 million to $300       0.725% on $150 million to $300
                                          million                              million
                                          0.90% on over $300 million           0.70% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Lazard/JNL Small Cap Value Fund           1.05% on $0 to $50 million           0.85% on $0 to $50 million
                                          1.00% on $50 million to $150         0.80% on $50 million to $150 million
                                          million                              0.775% on $150 million to $300
                                          0.975% on $150 million to $300       million
                                          million                              0.725% on over $300 million
                                          0.925% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Mellon Capital Management/JNL S&P 500
Index Fund
     Current Advisory Agreement           0.50% on $0 to $500 million          0.30% on $0 to $500 million
                                          0.45% on over $500 million           0.25% on over $500 million
     With Curian Capital as sub-adviser   0.49% on $0 to $500 million          0.29% on $0 to $500 million
                                          0.44% on over $500 million           0.24% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Mellon Capital Management/JNL S&P 400
Mid Cap Index Fund
     Current Advisory Agreement           0.50% on $0 to $500 million          0.30% on $0 to $500 million
                                          0.45% on over $500 million           0.25% on over $500 million
     With Curian Capital as sub-adviser   0.49% on $0 to $500 million          0.29% on $0 to $500 million
                                          0.44% on over $500 million           0.24% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Mellon Capital Management/JNL Small Cap
Index Fund
     Current Advisory Agreement           0.50% on $0 to $500 million          0.30% on $0 to $500 million
                                          0.45% on over $500 million           0.25% on over $500 million
     With Curian Capital as sub-adviser   0.49% on $0 to $500 million          0.29% on $0 to $500 million
                                          0.44% on over $500 million           0.24% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Mellon Capital Management/JNL             0.50% on $0 to $500 million          0.30% on $0 to $500 million
International Index Fund                  0.45% on over $500 million           0.25% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Mellon Capital Management/JNL Bond        0.50% on $0 to $500 million          0.30% on $0 to $500 million
Index Fund                                0.45% on over $500 million           0.25% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Oppenheimer/JNL Global Growth Fund        0.90% on $0 to $300 million          0.70% on $0 to $300 million
                                          0.80% on over $300 million           0.60% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Oppenheimer/JNL Growth Fund               0.90% on $0 to $300 million          0.70% on $0 to $300 million
                                          0.80% on over $300 million           0.60% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
PIMCO/JNL Total Return Bond Fund          0.70% on all assets                  0.50% on all assets
----------------------------------------- ------------------------------------ -------------------------------------
PPM America/JNL Balanced Fund             0.75% on $0 to $50 million           0.55% on $0 to $50 million
                                          0.70% on $50 million to $150         0.50% on $50 million to $150 million
                                          million                              0.475% on $150 million to $300
                                          0.675% on $150 million to $300       million
                                          million                              0.45% on $300 million to $500
                                          0.65% on $300 million to $500        million
                                          million                              0.425% on over $500 million
                                          0.625% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
PPM America/JNL High Yield Fund           0.75% on $0 to $50 million           0.55% on $0 to $50 million
                                          0.70% on $50 million to $150         0.50% on $50 million to $150 million
                                          million                              0.475% on $150 million to $300
                                          0.675% on $150 million to $300       million
                                          million                              0.45% on $300 million to $500
                                          0.65% on $300 million to $500        million
                                          million                              0.425% on over $500 million
                                          0.625% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
PPM American/JNL Money Market Fund*       0.50% on $0 to $500 million          0.30% on $0 to $500 million
                                          0.45% on over $500 million           0.25% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
PPM America/JNL Value Fund                0.75% on $0 to $300 million          0.55% on $0 to $300 million
                                          0.70% on $300 to $500 million        0.50% on $300 to $500 million
                                          0.65% on over $500 million           0.45% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Putnam/JNL Equity Fund                    0.90% on $0 to $150 million          0.70% on $0 to $150 million
                                          0.85% on $150 to $300 million        0.65% on $150 to $300 million
                                          0.80% on over $300 million           0.60% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Putnam/JNL International Equity Fund      1.10% on $0 to $50 million           0.90% on $0 to $50 million
                                          1.05% on $50 million to $150         0.85% on $50 million to $150 million
                                          million                              0.80% on $150 million to $300
                                          1.00% on $150 million to $300        million
                                          million                              0.75% on $300 million to $500
                                          0.95% on $300 million to $500        million
                                          million                              0.70% on over $500 million
                                          0.90% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Putnam/JNL Midcap Growth Fund             0.95% on $0 to $300 million          0.75% on $0 to $300 million
                                          0.90% on over $300 million           0.70% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Putnam/JNL Value Equity Fund              0.90% on $0 to $150 million          0.70% on $0 to $150 million
                                          0.85% on $150 million to $300        0.65% on $150 million to $300
                                          million                              million
                                          0.80% on over $300 million           0.60% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------
Salomon Brothers/JNL Balanced Fund        0.80% on $0 to $50 million           0.60% on $0 to $50 million
                                          0.75% on $50 million to $150         0.55% on $50 million to $150 million
                                          million                              0.50% on over $150 million
                                          0.70% on over $150 million
----------------------------------------- ------------------------------------ -------------------------------------
Salomon Brothers/JNL Global Bond Fund     0.85% on $0 to $150 million          0.65% on $0 to $150 million
                                          0.80% on $150 million to $500        0.60% on $150 million to $500
                                          million                              million
                                          0.75% on over $500 million           0.55% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
Salomon Brothers/JNL High Yield Bond      0.80% on $0 to $50 million           0.60% on $0 to $50 million
Fund                                      0.75% on $50 million to $150         0.55% on $50 million to $150 million
                                          million                              0.50% on over $150 million
                                          0.70% on over $150 million
----------------------------------------- ------------------------------------ -------------------------------------
Salomon Brothers/JNL U.S. Government &    0.70% on $0 to $150 million          0.50% on $0 to $150 million
Quality Bond Fund                         0.65% on $150 million to $300        0.45% on $150 million to $300
                                          million                              million
                                          0.60% on $300 million to $500        0.40% on $300 million to $500
                                          million                              million
                                          0.55% on over $500 million           0.35% on over $500 million
----------------------------------------- ------------------------------------ -------------------------------------
T. Rowe Price/JNL Established Growth      0.85% on $0 to $150 million          0.65% on $0 to $150 million
Fund                                      0.80% on over $150 million           0.60% on over $150 million
----------------------------------------- ------------------------------------ -------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Fund     0.95% on $0 to $150 million          0.75% on $0 to $150 million
                                          0.90% on over $150 million           0.70% on over $150 million
----------------------------------------- ------------------------------------ -------------------------------------
T. Rowe Price/JNL Value Fund              0.90% on $0 to $300 million          0.70% on $0 to $300 million
                                          0.85% on over $300 million           0.65% on over $300 million
----------------------------------------- ------------------------------------ -------------------------------------

*At the Board meeting held on September 25, 2003, the Board approved a 10 basis point reduction and a change in the breakpoint structure of JNAM's advisory fee for this Fund. This reduction will reduce the Fund's advisory fee at all asset levels. This reduction will take effect on or about December 15, 2003, and will be in addition to the fee reduction proposed here. The advisory fee shown in the table above reflects the effect of the 10 basis point reduction.

The following table sets forth (1) the aggregate amount of advisory fees paid by each Fund to JNAM for the period ended December 31, 2002; (2) the aggregate amount of advisory fees that each Fund would have paid JNAM for the period ended December 31, 2002, if the Amended Plan, including the 0.20% reduction in advisory fees, had been in effect for that year; and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1). For Funds for which it is proposed to approve the appointment of Curian Capital LLC as sub-adviser (Proposal 3), the table also shows: (4) the aggregate amount of advisory fees that each Fund would have paid to JNAM for the period ended December 31, 2002, if the advisory fee reduction dependent on approval of Proposal 3, but not the 0.20% advisory fee reduction dependent on approval of the Amended Plan had been in effect for that year; (5) the aggregate amount of advisory fees that each Fund would have paid to JNAM for the period ended December 31, 2002, if the advisory fee reduction dependent on approval of Proposal 3 and the 0.20% advisory fee reduction dependent on approval of the Amended Plan had been in effect for that year; and (6) the difference between the amounts of advisory fees under (4) as compared to (5), stated as a percentage of the amount under (4).


-------------------------------- ---------------------------------------- ------------------------------------------
                                                                                 Amended Advisory Agreement
                                        Current Advisory Agreement           With Curian Capital as Sub-Adviser
                                 Advisory Fees for Period Ended 12/31/02   Advisory Fees for Period Ended 12/31/02
-------------------------------- ---------------------------------------- ------------------------------------------
                                     (1)          (2)           (3)           (4)           (5)            (6)
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
                                                                                         Fees paid
                                                                                         if Curian
                                                                                          Capital
                                                             Difference    Fees Paid        were
                                               Fees Paid    between (1)    if Curian    Sub-Adviser    Difference
                                               if Amended     and (2)       Capital     and Amended    between (4)
                                               Plan were    stated as a       were        Plan in      and (5), as
             Fund                  Actual      in Effect      % of (1)    Sub-Adviser      Effect      a % of (4)
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
AIM/JNL Large Cap Growth Fund    $81,087      $64,870       20%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
AIM/JNL Small Cap Growth Fund    $136,628     $110,604      19%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
AIM/JNL Premier Equity II Fund   $131,979     $104,195      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Alger/JNL Growth Fund            $2,407,651   $1,913,527    21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Alliance Capital/JNL Growth      $830,914     $616,487      26%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Eagle/JNL Core Equity Fund       $1,380,141   $1,061,288    23%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Eagle/JNL SmallCap Equity Fund   $987,578     $779,669      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
JPMorgan/JNL Enhanced S&P 500    $266,599     $198,840      25%           $256,434      $188,674      26%
Stock Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
JPMorgan/JNL International       $66,179      $52,604       21%           N/A           N/A           N/A
Value Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Janus/JNL Aggressive Growth      $2,795,933   $2,186,540    22%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Janus/JNL Balanced Fund          $784,624     $619,442      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Janus/JNL Capital Growth Fund    $1,737,514   $1,367,744    21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Janus/JNL Global Equities Fund   $2,853,981   $2,266,115    21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Janus/JNL Growth & Income Fund   $160,522     $126,728      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Lazard/JNL Mid Cap Value Fund    $585,784     $465,624      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Lazard/JNL Small Cap Value Fund  $675,835     $545,594      19%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Mellon Capital Management/JNL    $132,025     $79,216       40%           $129,385      $76,575       41%
S&P 500 Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Mellon Capital Management/JNL    $68,901      $41,341       40%           $67,523       $39,963       41%
S&P 400 Mid Cap Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Mellon Capital Management/JNL    $105,850     $63,511       40%           $103,734      $61,393       41%
Small Cap Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Mellon Capital Management/JNL    $140,962     $84,577       40%           N/A           N/A           N/A
International Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Mellon Capital Management/JNL    $136,961     $82,177       40%           N/A           N/A           N/A
Bond Index Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Oppenheimer/JNL Global Growth    $462,827     $359,976      22%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Oppenheimer/JNL Growth Fund      $136,617     $106,258      22%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
PIMCO/JNL Total Return Bond      $978,047     $698,608      29%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
PPM America/JNL Balanced Fund    $1,571,653   $1,124,501    28%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
PPM America/JNL High Yield       $1,142,866   $822,726      28%           N/A           N/A           N/A
Bond Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
PPM America/JNL Money Market     $1,353,281   $686,487      49%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
PPM America/JNL Value Fund       $32,074      $23,521       27%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Putnam/JNL Equity Fund           $1,839,183   $1,424,075    23%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Putnam/JNL International         $1,005,252   $818,539      19%           N/A           N/A           N/A
Equity Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Putnam/JNL Midcap Growth Fund    $238,611     $188,378      21%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Putnam/JNL Value Equity Fund     $2,573,731   $1,983,746    23%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Salomon Brothers/JNL Balanced    $141,595     $106,197      25%           N/A           N/A           N/A
Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Salomon Brothers/JNL Global      $993,093     $759,426      24%           N/A           N/A           N/A
Bond Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Salomon Brothers/JNL High        $170,767     $128,076      25%           N/A           N/A           N/A
Yield Bond Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
Salomon Brothers/JNL U.S.        $1,654,188   $1,168,285    29%           N/A           N/A           N/A
Government & Quality Bond Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
T. Rowe Price/JNL Established    $3,140,110   $2,373,841    24%           N/A           N/A           N/A
Growth Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
T. Rowe Price/JNL Mid-Cap        $2,857,541   $2,239,204    22%           N/A           N/A           N/A
Growth Fund
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------
T. Rowe Price/JNL Value Fund     $1,915,315   $1,489,693    22%           N/A           N/A           N/A
-------------------------------- ------------ ------------- ------------- ------------- ------------- --------------

The following is a schedule of the (actual) fees and expenses that each Fund paid for the period ended December 31, 2002 (as a percentage of average net assets of the Fund for that year) under the current Investment Advisory and Management Agreement, and the pro forma fees and expenses each Fund could expect to pay if (1) the Amended Plan (adding Rule 12b-1 fees of, and reducing advisory fees by, 0.20%) is in effect and, where applicable, Proposal 3 is not approved;
(2) Proposal 3 is adopted, where applicable, and the Amended Plan is not in effect (reducing advisory fees solely by the amount resulting from approval of Proposal 3); and (3) Proposal 3 is adopted, where applicable, and the proposed Amended Plan is in effect (adding Rule 12b-1 fees of and reducing advisory fees by 0.20% plus the reduction resulting from approval of Proposal 3).

------------------------------------------------------------------------------------------------------------------------
                                            Annual Fund Operating Expenses
                                                    Class A Shares
                                     (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------
                                                          Distribution/    Administrative     Other        Total Annual
                  Fund                     Advisory Fee     12b-1 fee*           Fee          Expenses   Operating Expenses
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
AIM/JNL Large Cap Growth Fund
Current Advisory Agreement                1.00%          0.05%              0.10%           0.00%         1.15%
--With 12b-1 fee                          0.80%          0.25%              0.10%           0.00%         1.15%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
AIM/JNL Small Cap Growth Fund
Current Advisory Agreement                1.05%          0.02%              0.10%           0.00%         1.17%
--With 12b-1 fee                          0.85%          0.22%              0.10%           0.00%         1.17%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
AIM/JNL Premier Equity II Fund
Current Advisory Agreement                0.95%          0.04%              0.10%           0.00%         1.09%
--With 12b-1 fee                          0.75%          0.24%              0.10%           0.00%         1.09%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Alger/JNL Growth Fund
Current Advisory Agreement                0.98%          0.00%              0.10%           0.00%         1.08%
--With 12b-1 fee                          0.78%          0.20%              0.10%           0.00%         1.08%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Alliance Capital/JNL Growth Fund
Current Advisory Agreement                0.78%          0.01%              0.10%           0.00%         0.89%
--With 12b-1 fee                          0.58%          0.21%              0.10%           0.00%         0.89%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Eagle/JNL Core Equity Fund
Current Advisory Agreement                0.87%          0.03%              0.10%           0.00%         1.00%
--With 12b-1 fee                          0.67%          0.23%              0.10%           0.00%         1.00%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Eagle/JNL SmallCap Equity Fund
Current Advisory Agreement                0.95%          0.03%              0.10%           0.00%         1.08%
--With 12b-1 fee                          0.75%          0.23%              0.10%           0.00%         1.08%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
JPMorgan/JNL Enhanced S&P 500 Stock
Index Fund
Current Advisory Agreement                0.79%          0.01%              0.10%           0.00%         0.90%
--With 12b-1 fee                          0.59%          0.21%              0.10%           0.00%         0.90%
--With Curian and without 12b-1 fee       0.76%          0.00%              0.10%           0.00%         0.86%
--With Curian and with 12b-1 fee          0.56%          0.20%              0.10%           0.00%         0.86%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
JPMorgan/JNL International Value Fund
Current Advisory Agreement                0.98%          0.00%              0.15%           0.00%         1.13%
--With 12b-1 fee                          0.78%          0.20%              0.15%           0.00%         1.13%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Janus/JNL Aggressive Growth Fund
Current Advisory Agreement                0.92%          0.08%              0.10%           0.00%         1.10%
--With 12b-1 fee                          0.72%          0.20%              0.10%           0.00%         1.10%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Janus/JNL Balanced Fund
Current Advisory Agreement                0.95%          0.02%              0.10%           0.00%         1.07%
--With 12b-1 fee                          0.75%          0.22%              0.10%           0.00%         1.07%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Janus/JNL Capital Growth Fund
Current Advisory Agreement                0.94%          0.05%              0.10%           0.00%         1.09%
--With 12b-1 fee                          0.74%          0.25%              0.10%           0.00%         1.09%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Janus/JNL Global Equities Fund
Current Advisory Agreement                0.97%          0.03%              0.15%           0.00%         1.15%
--With 12b-1 fee                          0.77%          0.23%              0.15%           0.00%         1.15%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Janus/JNL Growth & Income Fund
Current Advisory Agreement                0.95%          0.02%              0.10%           0.00%         1.07%
--With 12b-1 fee                          0.75%          0.22%              0.10%           0.00%         1.07%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Lazard/JNL Mid Cap Value Fund
Current Advisory Agreement                0.98%          0.04%              0.10%           0.00%         1.12%
--With 12b-1 fee                          0.78%          0.24%              0.10%           0.00%         1.12%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Lazard/JNL Small Cap Value Fund
Current Advisory Agreement                1.04%          0.03%              0.10%           0.00%         1.17%
--With 12b-1 fee                          .84%           0.23%              0.10%           0.00%         1.17%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Mellon Capital Management/JNL S&P 500
Index Fund
Current Advisory Agreement                0.50%          0.01%              0.10%           0.00%         0.61%
--With 12b-1 fee                          0.30%          0.21%              0.10%           0.00%         0.61%
--With Curian and without 12b-1 fee       0.49%          0.00%              0.10%           0.00%         0.59%
--With Curian and with 12b-1 fee          0.29%          0.20%              0.10%           0.00%         0.59%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Mellon Capital Management/JNL S&P 400
Mid Cap Index Fund
Current Advisory Agreement                0.50%          0.01%              0.10%           0.00%         0.61%
--With 12b-1 fee                          0.30%          0.21%              0.10%           0.00%         0.61%
--With Curian and without 12b-1 fee       0.49%          0.00%              0.10%           0.00%         0.59%
--With Curian and with 12b-1 fee          0.29%          0.20%              0.10%           0.00%         0.59%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Mellon Capital Management/JNL Small Cap
Index Fund
Current Advisory Agreement                0.50%          0.02%              0.10%           0.00%         0.62%
--With 12b-1 fee                          0.30%          0.22%              0.10%           0.00%         0.62%
--With Curian and without 12b-1 fee       0.49%          0.00%              0.10%           0.00%         0.59%
--With Curian and with 12b-1 fee          0.29%          0.20%              0.10%           0.00%         0.59%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Mellon Capital Management/JNL
International Index Fund
Current Advisory Agreement                0.50%          0.00%              0.15%           0.00%         0.65%
--With 12b-1 fee                          0.30%          0.20%              0.15%           0.00%         0.65%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Mellon Capital Management/JNL Bond
Index Fund
Current Advisory Agreement                0.50%          0.00%              0.10%           0.00%         0.60%
--With 12b-1 fee                          0.30%          0.20%              0.10%           0.00%         0.60%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Oppenheimer/JNL Global Growth Fund
Current Advisory Agreement                0.90%          0.00%              0.15%           0.00%         1.05%
--With 12b-1 fee                          0.70%          0.20%              0.15%           0.00%         1.05%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Oppenheimer/JNL Growth Fund
Current Advisory Agreement                0.90%          0.00%              0.10%           0.00%         1.00%
--With 12b-1 fee                          0.70%          0.20%              0.10%           0.00%         1.00%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
PIMCO/JNL Total Return Bond Fund
Current Advisory Agreement                0.70%          0.00%              0.10%           0.00%         0.80%
--With 12b-1 fee                          0.50%          0.20%              0.10%           0.00%         0.80%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
PPM America/JNL Balanced Fund
Current Advisory Agreement                0.71%          0.00%              0.10%           0.00%         0.81%
--With 12b-1 fee                          0.51%          0.20%              0.10%           0.00%         0.81%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
PPM America/JNL High Yield Bond Fund
Current Advisory Agreement                0.72%          0.00%              0.10%           0.00%         0.82%
--With 12b-1 fee                          0.52%          0.20%              0.10%           0.00%         0.62%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
PPM America/JNL Money Market Fund
Current Advisory Agreement**              0.50%          0.00%              0.10%           0.00%         0.60%
--With 12b-1 fee                          0.30%          0.20%              0.10%           0.00%         0.60%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
PPM America/JNL Value Fund
Current Advisory Agreement                0.75%          0.13%              0.10%           0.00%         0.98%
--With 12b-1 fee                          0.55%          0.33%              0.10%           0.00%         0.98%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Putnam/JNL Equity Fund
Current Advisory Agreement                0.89%          0.06%              0.10%           0.00%         1.05%
--With 12b-1 fee                          0.69%          0.26%              0.10%           0.00%         1.05%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Putnam/JNL International Equity Fund
Current Advisory Agreement                1.08%          0.03%              0.15%           0.00%         1.26%
--With 12b-1 fee                          0.88%          0.23%              0.15%           0.00%         1.26%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Putnam/JNL Midcap Growth Fund
Current Advisory Agreement                0.95%          0.05%              0.10%           0.00%         1.10%
--With 12b-1 fee                          0.75%          0.25%              0.10%           0.00%         1.10%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Putnam/JNL Value Equity Fund
Current Advisory Agreement                0.88%          0.03%              0.10%           0.00%         1.01%
--With 12b-1 fee                          0.68%          0.23%              0.10%           0.00%         1.01%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Salomon Brothers/JNL Balanced Fund
Current Advisory Agreement                0.80%          0.00%              0.10%           0.00%         0.90%
--With 12b-1 fee                          0.60%          0.20%              0.10%           0.00%         0.90%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Salomon Brothers/JNL Global Bond Fund
Current Advisory Agreement                0.85%          0.00%              0.10%           0.00%         0.95%
--With 12b-1 fee                          0.65%          0.20%              0.10%           0.00%         0.95%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Salomon Brothers/JNL High Yield Bond
Current Advisory Agreement                0.80%          0.00%              0.10%           0.00%         0.90%
--With 12b-1 fee Fund                     0.60%          0.20%              0.10%           0.00%         0.90%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
Salomon Brothers/JNL U.S. Government &
Quality Bond Fund
Current Advisory Agreement                0.68%          0.00%              0.10%           0.00%         0.78%
--With 12b-1 fee                          0.48%          0.20%              0.10%           0.00%         0.78%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
T. Rowe Price/JNL Established Growth
Fund
Current Advisory Agreement                0.82%          0.02%              0.10%           0.00%         0.94%
--With 12b-1 fee                          0.62%          0.22%              0.10%           0.00%         0.94%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
T. Rowe Price/JNL Mid-Cap Growth Fund
Current Advisory Agreement                0.93%          0.01%              0.10%           0.00%         1.04%
--With 12b-1 fee                          0.73%          0.21%              0.10%           0.00%         1.04%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------
T. Rowe Price/JNL Value Fund
Current Advisory Agreement                0.90%          0.02%              0.10%           0.00%         1.02%
--With 12b-1 fee                          0.70%          0.22%              0.10%           0.00%         1.02%
----------------------------------------- -------------- ------------------ --------------- ------------- --------------

*The Distribution Fee shown on the lines captioned "Current Advisory Agreement" reflects the use of available brokerage commissions under the Existing Plan to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Funds are not expected to increase as a result of the Existing Plan, the staff of the SEC has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expenses noted are an estimate in that it is not possible to determine with accuracy the actual amounts that will be received by JNLD or its affiliate under the Existing Plan. The Distribution Fee on the lines captioned "with 12b-1 fee" reflect the brokerage commission expense under the Existing Plan and the additional 0.20% Rule 12b-1 fee that will be imposed if the Amended Plan is adopted by that Fund. The Distribution Fee on the lines captioned "with Curian" do not reflect any expense for the use of brokerage commissions to promote the sale of Fund shares, as Curian does not intend to use brokerage commissions for this purpose.

**The advisory fee and Total Expenses for the PPM America/JNL Money Market Fund reflect the 10 basis point reduction described above in the footnote to the table on pages [22 to 24].

EXAMPLE: The first set of Examples illustrates the actual expenses of investing in each Fund under the current Investment Advisory and Management Agreement, assuming that Proposal 3, where applicable, is not approved. These expenses will be the same whether or not the Fund approves the Amended Plan under this Proposal 2, with the result of adding Rule 12b-1 Fees of 0.20% and reducing advisory fees by 0.20%. The second set of Examples illustrates the pro forma expenses of investing in the four Funds subject to Proposal 3, assuming approval of Proposal 3. As those tables show, while approval of Proposal 3 by a Fund will reduce its expenses, approval or disapproval of the Amended Plan will not further affect a Fund's total expenses, since the additional of the 0.20% Rule 12b-1 fee is offset by the 0.20% reduction in advisory fees. The Examples below assume that the shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholder's costs would be:

--------------------------------------------- --------------- ------------- -------------- --------------
                    Fund                         One Year     Three Years    Five Years      Ten Years
--------------------------------------------- --------------- ------------- -------------- --------------
AIM/JNL Large Cap Growth Fund                 $117            $365          $633           $1,398
--------------------------------------------- --------------- ------------- -------------- --------------
AIM/JNL Small Cap Growth Fund                 $119            $372          $644           $1,420
--------------------------------------------- --------------- ------------- -------------- --------------
AIM/JNL Premier Equity II Fund                $111            $347          $601           $1,329
--------------------------------------------- --------------- ------------- -------------- --------------
Alger/JNL Growth Fund                         $110            $343          $595           $1,317
--------------------------------------------- --------------- ------------- -------------- --------------
Alliance Capital/JNL Growth Fund              $91             $284          $493           $1,096
--------------------------------------------- --------------- ------------- -------------- --------------
Eagle/JNL Core Equity Fund                    $102            $318          $552           $1,225
--------------------------------------------- --------------- ------------- -------------- --------------
Eagle/JNL SmallCap Equity Fund                $110            $343          $595           $1,317
--------------------------------------------- --------------- ------------- -------------- --------------
JPMorgan/JNL Enhanced S&P 500 Stock Index     $92             $287          $498           $1,108
Fund
--------------------------------------------- --------------- ------------- -------------- --------------
JPMorgan/JNL International Value Fund         $115            $359          $622           $1,375
--------------------------------------------- --------------- ------------- -------------- --------------
Janus/JNL Aggressive Growth Fund              $112            $350          $606           $1,340
--------------------------------------------- --------------- ------------- -------------- --------------
Janus/JNL Balanced Fund                       $109            $340          $590           $1,306
--------------------------------------------- --------------- ------------- -------------- --------------
Janus/JNL Capital Growth Fund                 $111            $347          $601           $1,329
--------------------------------------------- --------------- ------------- -------------- --------------
Janus/JNL Global Equities Fund                $117            $365          $633           $1,398
--------------------------------------------- --------------- ------------- -------------- --------------
Janus/JNL Growth & Income Fund                $109            $340          $590           $1,306
--------------------------------------------- --------------- ------------- -------------- --------------
Lazard/JNL Mid Cap Value Fund                 $114            $356          $617           $1,363
--------------------------------------------- --------------- ------------- -------------- --------------
Lazard/JNL Small Cap Value Fund               $119            $372          $644           $1,420
--------------------------------------------- --------------- ------------- -------------- --------------
Mellon Capital Management/JNL S&P 500 Index   $62             $195          $340           $762
Fund
--------------------------------------------- --------------- ------------- -------------- --------------
Mellon Capital Management/JNL S&P 400 Mid     $62             $195          $340           $762
Cap Index Fund
--------------------------------------------- --------------- ------------- -------------- --------------
Mellon Capital Management/JNL Small Cap       $63             $199          $346           $774
Index Fund
--------------------------------------------- --------------- ------------- -------------- --------------
Mellon Capital Management/JNL International   $66             $208          $362           $810
Index Fund
--------------------------------------------- --------------- ------------- -------------- --------------
Mellon Capital Management/JNL Bond Index      $61             $192          $335           $750
Fund
--------------------------------------------- --------------- ------------- -------------- --------------
Oppenheimer/JNL Global Growth Fund            $107            $334          $579           $1,283
--------------------------------------------- --------------- ------------- -------------- --------------
Oppenheimer/JNL Growth Fund                   $102            $318          $552           $1,225
--------------------------------------------- --------------- ------------- -------------- --------------
PIMCO/JNL Total Return Bond Fund              $82             $255          $444           $990
--------------------------------------------- --------------- ------------- -------------- --------------
PPM America/JNL Balanced Fund                 $83             $259          $450           $1,002
--------------------------------------------- --------------- ------------- -------------- --------------
PPM America/JNL High Yield Bond Fund          $84             $262          $455           $1,014
--------------------------------------------- --------------- ------------- -------------- --------------
PPM America/JNL Money Market Fund*            $61             $192          $335           $750
--------------------------------------------- --------------- ------------- -------------- --------------
PPM America/JNL Value Fund                    $100            $312          $542           $1,201
--------------------------------------------- --------------- ------------- -------------- --------------
Putnam/JNL Equity Fund                        $107            $334          $579           $1,283
--------------------------------------------- --------------- ------------- -------------- --------------
Putnam/JNL International Equity Fund          $128            $400          $692           $1,523
--------------------------------------------- --------------- ------------- -------------- --------------
Putnam/JNL Midcap Growth Fund                 $112            $350          $606           $1,340
--------------------------------------------- --------------- ------------- -------------- --------------
Putnam/JNL Value Equity Fund                  $103            $322          $558           $1,236
--------------------------------------------- --------------- ------------- -------------- --------------
Salomon Brothers/JNL Balanced Fund            $92             $287          $498           $1,108
--------------------------------------------- --------------- ------------- -------------- --------------
Salomon Brothers/JNL Global Bond Fund         $97             $303          $525           $1,166
--------------------------------------------- --------------- ------------- -------------- --------------
Salomon Brothers/JNL High Yield Bond Fund     $92             $287          $498           $1,108
--------------------------------------------- --------------- ------------- -------------- --------------
Salomon Brothers/JNL U.S. Government &        $80             $249          $433           $966
Quality Bond Fund
--------------------------------------------- --------------- ------------- -------------- --------------
T. Rowe Price/JNL Established Growth Fund     $96             $300          $520           $1,155
--------------------------------------------- --------------- ------------- -------------- --------------
T. Rowe Price/JNL Mid-Cap Growth Fund         $106            $331          $574           $1,571
--------------------------------------------- --------------- ------------- -------------- --------------
T. Rowe Price/JNL Value Fund                  $104            $325          $563           $1,248
--------------------------------------------- --------------- ------------- -------------- --------------

*The expenses for the PPM America/JNL Money Market Fund shown in this table reflect the 10 basis reduction described above in the footnote to the table on pages [22 to 24].

---------------------------------------------------------------------------------------------------------
                                     Pro Forma Shareholder Expenses
                                              (unaudited)
---------------------------------------------------------------------------------------------------------
                   Fund                        One Year       Three Years    Five Years      Ten Years
------------------------------------------- ---------------- -------------- -------------- --------------
JP Morgan/JNL Enhanced S&P 500 Stock        $88              $274           $477           $1,061
Index Fund
------------------------------------------- ---------------- -------------- -------------- --------------
Mellon Capital Management/JNL S&P 500       $60              $189           $329           $738
Index Fund
------------------------------------------- ---------------- -------------- -------------- --------------
Mellon Capital Management/JNL S&P 400 Mid   $60              $189           $329           $738
Cap Index Fund
------------------------------------------- ---------------- -------------- -------------- --------------
Mellon Capital Management/JNL Small Cap     $60              $189           $329           $738
Index Fund
------------------------------------------- ---------------- -------------- -------------- --------------

THE EXAMPLES ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUNDS. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist shareholders in understanding the expenses a shareholder in the Funds will bear. It does not reflect the expenses of the Variable Contracts or the separate accounts that invest in the Funds.

BOARD CONSIDERATION OF THE AMENDED PLAN

At its September 25, 2003 meeting, the Board, including all of the Independent Trustees, voted to approve the Amended Plan and to recommend to shareholders of each Fund that they vote to approve the Plan. In making that determination, the Board was furnished with a legal memorandum explaining the requirements of and their duties under Rule 12b-1. The Board reviewed the proposed multi-class structure as described above and considered many factors as well as information and materials provided by JNAM relating to the effect on the Funds and Variable Contract owners, and the possible advantages and disadvantages, of adopting the Amended Plan and the Amendment to the Distribution Agreement. The Board considered that growing competition in the variable insurance products industry has heightened the importance of expanding and financing distribution efforts with respect to Fund shares in order to continue to attract new investors and additional assets. The Board also considered information indicating that increased sale of shares and increased asset levels could be expected to enable the Funds to achieve economies of scale, lower their per-share operating expenses, and possibly reach advisory fee breakpoints. The Board also considered that increased asset levels could reduce the need for sub-advisers to liquidate attractive securities positions for purposes of meeting net redemption requests, and afford sub-advisers greater flexibility in responding to new investment opportunities. The Board also considered that each Fund's 0.20% Rule 12b-1 Fee under the Amended Plan would be borne indirectly by Variable Contract owners invested in that Fund, but concluded that this increased expense would be completely offset by the reduction in each Fund's advisory fee by the amount of the Rule 12b-1 fees. The Board also considered that Variable Contract owners could be expected to benefit from reductions in expenses resulting from economies of scale achieved through higher asset levels. The Board believed that the adoption of the Amended Plan, when coupled with the decrease in advisory fees, would be revenue neutral as to shareholders, who could reap the benefits outlined above through an increase in Fund assets.

Based on their evaluation, the Board determined that adoption of the Plan is in the best interest of the Trust, the Funds, and their shareholders and that there is a reasonable likelihood that the Plan will benefit the Trust, the Funds, and their shareholders, as well as Variable Contract owners whose values are invested in the Funds. There can be no assurance, of course, that the anticipated benefits will be realized.

REQUIRED VOTE

Approval of the Amended Plan for each Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Amended Plan is approved by shareholders of a Fund, it will be implemented for that Fund on or about December 15, 2003.

If the Amended Plan is not approved by shareholders of a Fund, the Amended Plan will not be implemented for that Fund and its advisory fees will not be reduced by 0.20%. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of that Fund to approve the Amended Plan.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE OR DISAPPROVE SUB-ADVISORY AGREEMENTS WITH CURIAN CAPITAL LLC TO ACT AS SUB-ADVISER TO THE JPMORGAN/JNL ENHANCED S&P 500 STOCK INDEX FUND, MELLON CAPITAL MANAGEMENT/JNL S&P 500 INDEX FUND, MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID CAP INDEX FUND, AND THE MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX FUND

INTRODUCTION

JNAM serves as investment adviser to the Trust and each Fund pursuant to an Investment Advisory and Management Agreement, dated January 31, 2001, as amended by amendments dated February 22, 2001, August 9, 2001, November 7, 2001, February 14, 2002, May 16, 2002, May 16, 2002, and September 30, 2002 ("Current Investment Advisory Agreement"). Copies of the Current Investment Advisory Agreement are attached as Exhibits F-1 to F-8. JNAM's address is 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. JNAM also serves as the Companies' Administrator. Jackson National Life Distributors, Inc. ("JNLD"), whose address is 8055 E. Tufts Avenue, Denver, Colorado 80237, is the principal underwriter of the shares of each Fund. JNLD is a wholly-owned subsidiary of Jackson National Life.

Under the Current Investment Advisory Agreement, JNAM may delegate certain of its duties to a sub-adviser. The Current Investment Advisory Agreement further provides that JNAM is solely responsible for payment of any fees or other charges arising from such delegation. Currently, J.P. Morgan Investment Management Inc. ("JPMIM") serves as sub-adviser to the JPMorgan/JNL Enhanced S&P 500 Stock Index Fund (the "JPM Fund"), and Mellon Capital Management Corporation, ("Mellon") serves as sub-adviser to the Mellon Capital Management/JNL S&P 500 Index Fund, Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund, and the Mellon Capital Management/JNL Small Cap Index Fund (together the "Mellon Funds").

At a meeting held on September 25, 2003, the Board of Managers, including the Independent Managers, unanimously approved (a) the replacement of JPMIM with Curian Capital LLC ("Curian Capital"), as the sub-adviser to the JPM Fund, and
(b) the replacement of Mellon with Curian Capital as sub-adviser to the three Mellon Funds. Curian Capital also is a wholly-owned subsidiary of Jackson National Life. The Board recommends Curian Capital as sub-adviser for the JPM Fund and the Mellon Funds, because, as explained in more detail below, JNAM believes that Curian Capital can provide comparable performance at lower expense.

INFORMATION CONCERNING CURIAN CAPITAL

Curian Capital is a Michigan limited liability company established in 2001 and headquartered in Denver, Colorado. Curian Capital is a wholly-owned subsidiary of Jackson National Life, which in turn is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Curian Capital's address is 8055 East Tufts Avenue, 10th Floor, Denver, Colorado 80237.

Curian Capital currently serves as an investment adviser to separately managed accounts. Curian Capital manages accounts to a variety of asset allocation models in various asset classes and also offers a range of passive portfolios that encompass style specific domestic benchmarks as well as large and mid-cap international benchmarks. Curian also has invested in establishing a highly automated and efficient trading and custody platform, which it proposes to use in investing and trading the Funds' portfolios.

The President of Curian Capital is Clifford Jack. The members of the Board of Managers of Curian Capital are Clifford J. Jack, Joseph D. Emanuel, and Thomas
J. Meyer. The address and principal occupation of each Manager are set out in the table below.

------------------------------ ---------------------------------- -----------------------------------------
Manager                        Address                            Principal Occupation
------------------------------ ---------------------------------- -----------------------------------------
Clifford J. Jack               8055 East Tufts Avenue             President and Chief Executive Officer
                               10th Floor                         of Curian Capital; Executive Vice
                               Denver, Colorado 80237             President and Chief Distribution
                                                                  Officer for Jackson National Life;
                                                                  President and Chief Executive Officer
                                                                  of JNLD
------------------------------ ---------------------------------- -----------------------------------------
Joseph D. Emanuel              8055 East Tufts Avenue             Executive Vice President, Chief
                               10th Floor                         Operating Officer and Secretary of
                               Denver, Colorado 80237             Curian Capital; Executive Vice
                                                                  President of JNLD; Assistant Vice
                                                                  President and Illustration Officer of
                                                                  Jackson National Life
------------------------------ ---------------------------------- -----------------------------------------
Thomas J. Meyer                1 Corporate Way                    General Counsel, Senior Vice President
                               Lansing, Michigan 48951            and Secretary of Jackson National Life
------------------------------ ---------------------------------- -----------------------------------------

INFORMATION   REGARDING  CURRENT   SUB-ADVISORY   AGREEMENTS  WITH  J.P.  MORGAN
INVESTMENT MANAGEMENT INC.

Currently JPMIM serves as the sub-adviser to the JPM Fund, pursuant to an Investment Sub-Advisory Agreement, dated January 31, 2001 (the "Current JPMIM Sub-Advisory Agreement"). A copy of the Current JPMIM Sub-Advisory Agreement is attached as Exhibit H.

The Current JPMIM Sub-Advisory Agreement was last renewed by the Board of Trustees with respect to the JPM Fund at a meeting held on September 25, 2003, pending approval of this proposal. The Current JPMIM Sub-Advisory Agreement was most recently approved by the initial shareholder of the JPMorgan/JNL Enhanced S&P 500 Stock Index Fund on May 18, 1999. The Current JPMIM Sub-Advisory Agreement reflects a restatement of an earlier sub-advisory agreement between Jackson National Financial Services, LLC, JNAM's predecessor and JPMIM with respect to the JPM Fund, which was identical to the Current JPMIM Sub-Advisory Agreement in all material respects.

Under the Current Sub-Advisory Agreement, JPMIM provides investment portfolio management services to the JPM Fund. JPMIM is responsible for managing the investment and reinvestment of the assets of the JPM Fund, subject to the oversight and supervision of JNAM and the Board of Trustees.

JPMIM is responsible for supervising and directing the investments of the JPM Fund in accordance with its investment objective, program and restrictions. JPMIM is also responsible for effecting all securities transactions on behalf of the JPM Fund.

The Current JPMIM Sub-Advisory Agreement also provides that JPMIM, its directors, officers, employees, and certain other persons performing specific functions for the JPM Fund will only be liable to the JPM Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Current JPMIM Sub-Advisory Agreement also provides that JPMIM is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the JPM Fund (relating to the diversification requirements applicable to investments in Variable Contracts). JNAM is obligated to pay JPMIM out of the advisory fee it receives from the JPM Fund. As discussed below, the sub-advisory fee proposed to be paid to Curian Capital is lower than the fee currently paid to JPMIM, and JNAM proposes to reduce its advisory fees for the JPM Fund. Unless modified or terminated, the Current JPMIM Sub-Advisory Agreement will continue with respect to the JPM Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Independent Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the JPM Fund. The Current JPMIM Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the JPM Fund or JNAM, or on 90 days' written notice by JPMIM. The Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

INFORMATION CONCERNING CURRENT SUB-ADVISORY AGREEMENT WITH MELLON

Currently Mellon serves as the sub-adviser to the three Mellon Funds, pursuant to an Investment Sub-Advisory Agreement, dated November 8, 2001 (the "Current Mellon Sub-Advisory Agreement"). A copy of the Current Mellon Sub-Advisory Agreement is attached as Exhibit I.

The Current Mellon Sub-Advisory Agreement was last renewed by the Board of Trustees with respect to the Mellon Funds at a meeting held on September 25, 2003, pending approval of this proposal. The Current Mellon Sub-Advisory Agreement was most recently approved by the initial shareholder of the Mellon Funds on January 15, 2002.

Under the Current Mellon Sub-Advisory Agreement, Mellon provides investment portfolio management services to the Mellon Funds. Mellon is responsible for managing the investment and reinvestment of the assets of the Mellon Funds, subject to the oversight and supervision of JNAM and the Board of Trustees.

Mellon is responsible for supervising and directing the investments of each Mellon Fund in accordance with its investment objective, program and restrictions. Mellon is also responsible for effecting all securities transactions on behalf of the Mellon Funds.

The Current Mellon Sub-Advisory Agreement also provides that Mellon, its directors, officers, employees, and certain other persons performing specific functions for the Mellon Funds will only be liable to the Mellon Funds for losses resulting from willful misfeasance, gross negligence, or reckless disregard of duty.

The Current Mellon Sub-Advisory Agreement also provides that Mellon is responsible for compliance with the provisions of Section 817(h) of the Tax Code, applicable to the Mellon Funds (relating to the diversification requirements applicable to investments in Variable Contracts). JNAM is obligated to pay Mellon out of the advisory fee it receives from the Mellon Funds. As discussed below, the sub-advisory fee proposed to be paid to Curian Capital is lower than the fee currently paid to Mellon, and JNAM proposes to reduce its advisory fees for the Mellon Funds. Unless modified or terminated, the Current Mellon Sub-Advisory Agreement will continue with respect to the Mellon Funds from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Independent Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Mellon Funds. The Current Mellon Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the relevant Mellon Fund or JNAM, or on 90 days' written notice by Mellon. The Current Mellon Sub-Advisory Agreement automatically terminates in the event of its assignment.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement between JNAM and Curian Capital (the "New Sub-Advisory Agreement") with respect to the JPM Fund and the Mellon Funds is the same in all material respects as the Current Sub-Advisory Agreements with respect to those Funds, other than the identity of the sub-adviser and the reduction in the sub-advisory fee. The initial term of the New Sub-Advisory Agreement will commence on or about December 15, 2003 with respect to each Fund that approves this Proposal. A form of the New Sub-Advisory Agreement is attached to this proxy statement as Exhibit J.

Under the New Sub-Advisory Agreement, Curian Capital will provide sub-advisory services to each of the JPM Fund and the Mellon Funds that approves this Proposal, including making decisions regarding the acquisitions, holding or disposition of securities or other assets that a Fund may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust's Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of each Fund as adopted by the Trustees and as disclosed in the Funds' registration statements on file with the SEC, as amended from time to time.

As compensation for its services, Curian Capital will be entitled to receive from JNAM with respect to each Fund fees calculated as a percentage of each Fund's average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at a lower rate than those incurred under the Current Sub-Advisory Agreement. The current rate and the rate proposed to be charged by Curian are shown in the table below:

--------------------------------------- ------------------------------------- --------------------------------------
                 Fund                         Current Sub-Advisory Fee              Proposed Sub-Advisory Fee
--------------------------------------- ------------------------------------- --------------------------------------
JP Morgan/JNL Enhanced S&P 500 Stock    0.35% on $0 to $25 million            0.315% on $0 to $25 million
Index Fund                              0.30% on over $25 million             0.27% on over $25 million
--------------------------------------- ------------------------------------- --------------------------------------
Mellon Capital Management/JNL S&P 500   0.12% on $0 to $50 million            0.108% on $0 to $50 million
Index Fund                              0.06% on $50 million to $100 million  0.054% on $50 million to $100 million
                                        0.02% over $100 million               0.018% over $100 million
--------------------------------------- ------------------------------------- --------------------------------------
Mellon Capital Management/JNL S&P 400   0.12% on $0 to $50 million            0.108% on $0 to $50 million
Mid Cap Index Fund                      0.06% on $50 million to $100 million  0.054% on $50 million to $100 million
                                        0.02% over $100 million               0.018% over $100 million
--------------------------------------- ------------------------------------- --------------------------------------
Mellon Capital Management/JNL Small     0.12% on $0 to $50 million            0.108% on $0 to $50 million
Cap Index Fund                          0.06% on $50 million to $100 million  0.054% on $50 million to $100 million
                                        0.02% over $100 million               0.018% over $100 million
--------------------------------------- ------------------------------------- --------------------------------------

The Trustees believe that the proposed fee schedule is fair and reasonable for the services to be provided by Curian Capital to the Funds. If this Proposal is approved by a Fund's shareholders, the New Sub-Advisory Agreement and the reduced advisory fee will become effective on or about December 15, 2003.

As noted above, JNAM proposes to reduce its advisory fee to reflect the reduction in sub-advisory fee of each Fund that approves this proposal to enter into a New Sub-Advisory Agreement with Curian Capital. The effect of this reduction in the advisory fee is shown in the Tables headed "Annual Fund Operating Expenses" beginning on page ___. It also is reflected in the Examples in the Table headed "Pro Forma Share Expenses" on page ___.

The aggregate amount of compensation paid by JNAM to the current sub-advisers for their services for the year ended December 31, 2002, the amount that JNAM would have paid Curian Capital had the proposed sub-advisory fee been in effect during such period, and the difference between the two, stated as a percentage of the sub-advisory fees actually paid in 2002, are set forth in the following table:

--------------------------------------- ------------------------ ------------------------- -------------------------
                                                                    Pro Forma Curian
                                                                   Capital Sub-Advisory
                                          Actual Sub-Advisory     Fees (based on actual
            Fund                           Fees paid in 2002      Fund assets for 2002)     Pro Forma Fee Reduction
--------------------------------------- ------------------------ ------------------------- -------------------------
JP Morgan/JNL Enhanced S&P 500 Stock    $114,139                 $102,724                  $11,415
Index Fund
--------------------------------------- ------------------------ ------------------------- -------------------------
Mellon Capital Management/JNL S&P 500   $31,686                  $28,518                   $3,168
Index Fund
--------------------------------------- ------------------------ ------------------------- -------------------------
Mellon Capital Management/JNL S&P 400   $16,536                  $14,883                   $1,653
Mid Cap Index Fund
--------------------------------------- ------------------------ ------------------------- -------------------------
Mellon Capital Management/JNL Small     $25,404                  $22,864                   $2,540
Cap Index Fund
--------------------------------------- ------------------------ ------------------------- -------------------------

During 2002, the Trust also paid $37,332 to JPMIM in advisory fees for managing one other Fund of the Trust, and $75,160 to Mellon in advisory fees for managing two other Funds of the Trust. During 2002, the Trust did not pay any amounts to Curian Capital.

A discussion concerning the Trustees' determination is contained under "Board of Managers' Evaluation" below.

If the New Sub-Advisory Agreement is approved by shareholders of a Fund, it will take effect on or about December 15, 2003. Unless modified or terminated, the New Sub-Advisory Agreement will continue with respect to each Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not parties to such agreements or interested parties of any such party or by the affirmative vote if a majority of the outstanding shares of the applicable Fund. The New Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the relevant Fund or JNAM or on 90 days' written notice by Curian Capital. The agreement automatically terminates in the event of its assignment.

The name of each Fund that approves this Proposal will be changed to reflect that Curian Capital will have become its sub-adviser.

While Curian Capital has not previously managed mutual funds, its portfolio management personnel are experienced in managing index portfolios with investment objectives similar to the Funds. Their experience includes managing index portfolios for insurance companies and mutual funds.

With respect to portfolio security transactions, JNAM and Curian Capital attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and Curian Clearing are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to
(i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and Curian Clearing may use this research information in managing the Funds' assets, as well as the assets of other clients. However, Curian Capital currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Funds' securities transactions.

Any portfolio transaction for a Fund may be executed through brokers that are affiliated with the Fund, other Funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

For the fiscal year ended December 31, 2002, the Trust paid the following amounts in brokerage commissions to affiliated broker-dealers:

--------------------------------------------------- ----------------------------
              Name of Broker Dealer                       Amount of Commissions
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Fred Alger & Co., Inc.                                         $1,423,010
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Raymond James & Associates, Inc.                                 $3,490
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Salomon Smith Barney                                              $193
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Oppenheimer Fund Distributors                                     $718
--------------------------------------------------- ----------------------------

Each of the broker-dealers listed above is affiliated with the Trust through a sub-adviser.

The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2002 is as follows:

--------------------------------------------------- ----------------------------
              Name of Broker Dealer                      Percentage of Aggregate
                                                               Commission
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Fred Alger & Co., Inc.                                           72.70%
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Raymond James & Associates, Inc.                                  0.41%
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Salomon Smith Barney                                              1.79%
--------------------------------------------------- ----------------------------
--------------------------------------------------- ----------------------------
Oppenheimer Fund Distributors                                     2.46%
--------------------------------------------------- ----------------------------

The JPM Fund and the Mellon Funds did not engage in any brokerage transactions with affiliated broker-dealers during the fiscal year ended December 31, 2002.

It is anticipated that Curian Capital will place a substantial portion of the Funds' securities transactions through Curian Clearing, a division of Investment Centers of America, Inc., which is an affiliate of Jackson National Life. Curian Capital anticipates that it can achieve best execution at reduced brokerage expense utilizing the automated trade clearing platform that it has developed with Curian Clearing. Any Fund trades executed through Curian Clearing will comply with the Companies' policy on the use of affiliated brokerage firms and applicable legal requirements under the 1940 Act.

Also, Curian Clearing will act as custodian of the assets of each Fund that approves this Proposal. Use of Curian Clearing's custody services is an integral part of its trade and custody platform and therefore is necessary to enable Curian Clearing to achieve the anticipated reduction in brokerage expense. Since Curian Clearing, unlike the current custodian, currently does not operate a securities lending program, the Funds using Curian Clearing's custody services will forego this source of income. It is difficult to quantify the potential effect of the loss of this income, as the amount of securities lending in a Fund varies depending on factors such as the size of the Fund and changes in market conditions, including securities lending opportunities. It is expected that, considering the Funds as a group, the anticipated savings from the reduced advisory fees and commissions will considerably exceed the foregone securities lending income. Considering the Funds individually, however, based on current asset levels and the current sub-adviser's securities lending practices in, the foregone securities lending income for some Funds may exceed the anticipated savings. The difference is not expected to be great. Moreover, Curian Clearing is contemplating establishing a securities lending program in the future. While no definite plans have been made, if Curian Capital establishes this service, it would make it available to the Funds, thereby restoring that source of potential income.

BOARD OF TRUSTEES' EVALUATION

The Board, including the Independent Trustees, has determined that the New Sub-Advisory Agreement will enable the Funds to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Funds and their shareholders.

The Board, at its September 25, 2003 meeting, reviewed materials containing fee schedules of other comparable mutual funds. While Curian Capital has not previously managed mutual funds, the Board received information showing that Curian Capital's personnel who will manage the Funds have experience managing index mutual funds and large institutional index portfolios. The Board was presented with other information indicating that Curian Capital will devote adequate personnel and other resources to managing the Funds.

In evaluating the New Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of Curian Capital to provide sub-advisory services, including the credentials and investment experience of its officers and portfolio management personnel; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, and methodologies of Curian Capital; (iii) the overall reduction in Fund expenses anticipated to result from (a) the reduction in the sub-advisory fee payable to Curian Capital and the corresponding reduction in the advisory fee to be charged each Fund and (b) the reduction in brokerage expense anticipated to result from Curian Clearing's automated trade and custody platform. The Board concluded that while Curian Clearing, unlike the current custodian, did not offer securities lending services, that potential loss of revenue from this activity was outweighed by the other potential benefits of retaining Curian Capital as sub-adviser to the Funds. The Board also considered that Curian Capital, unlike the current sub-advisers (except for PPM America), is affiliated with Jackson National Life and JNAM.

Based upon its review, the Board determined that the New Sub-Advisory Agreement is in the best interests of the JPM Fund and each Mellon Fund and their respective shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend that each Fund's shareholders approve this Proposal.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement with Curian Capital by a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the 1940 Act, which is the lesser of
(a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the New Sub-Advisory Agreement is approved by shareholders of a Fund, it will be implemented for that Fund on or about December 15, 2003.

If the New Sub-Advisory Agreement is not approved by shareholders of a Fund, Curian Capital will not become the sub-adviser to that Fund and that Fund's advisory fees will not be reduced as shown in the table on page ___. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of that Fund to approve the New Sub-Advisory Agreement.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3.

                               OUTSTANDING SHARES

The Trustees have fixed the close of business on September 25, 2003, as the Record Date for the determination of the shareholders in each Fund entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares for each Fund:

----------------------------------------------------------- --------------------------------------
                         Fund                                       Shares Outstanding
----------------------------------------------------------- --------------------------------------
AIM/JNL Large Cap Growth Fund                                          2,397,102.662
----------------------------------------------------------- --------------------------------------
AIM/JNL Small Cap Growth Fund                                          2,777,567.563
----------------------------------------------------------- --------------------------------------
AIM/JNL Premier Equity II Fund                                         2,142,575.688
----------------------------------------------------------- --------------------------------------
Alger/JNL Growth Fund                                                 16,050,637.773
----------------------------------------------------------- --------------------------------------
Alliance Capital/JNL Growth Fund                                      12,401,046.625
----------------------------------------------------------- --------------------------------------
Eagle/JNL Core Equity Fund                                            15,650,844.880
----------------------------------------------------------- --------------------------------------
Eagle/JNL SmallCap Equity Fund                                         6,697,240.553
----------------------------------------------------------- --------------------------------------
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund                         8,441,276.924
----------------------------------------------------------- --------------------------------------
JPMorgan/JNL International Value Fund                                  1,957,261.300
----------------------------------------------------------- --------------------------------------
Janus/JNL Aggressive Growth Fund                                      15,335,781.527
----------------------------------------------------------- --------------------------------------
Janus/JNL Balanced Fund                                               11,435,874.954
----------------------------------------------------------- --------------------------------------
Janus/JNL Capital Growth Fund                                         12,527,734.606
----------------------------------------------------------- --------------------------------------
Janus/JNL Global Equities Fund                                        12,334,256.776
----------------------------------------------------------- --------------------------------------
Janus/JNL Growth & Income Fund                                         2,384,163.835
----------------------------------------------------------- --------------------------------------
Lazard/JNL Mid Cap Value Fund                                          9,429,786.297
----------------------------------------------------------- --------------------------------------
Lazard/JNL Small Cap Value Fund                                       10,083,722.731
----------------------------------------------------------- --------------------------------------
Mellon Capital Management/JNL S&P 500 Index Fund                      14,350,760.045
----------------------------------------------------------- --------------------------------------
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund               4,922,740.102
----------------------------------------------------------- --------------------------------------
Mellon Capital Management/JNL Small Cap Index Fund                     4,875,464.063
----------------------------------------------------------- --------------------------------------
Mellon Capital Management/JNL International Index Fund                 6,494,751.329
----------------------------------------------------------- --------------------------------------
Mellon Capital Management/JNL Bond Index Fund                          6,081,123.828
----------------------------------------------------------- --------------------------------------
Oppenheimer/JNL Global Growth Fund                                     9,180,714.884
----------------------------------------------------------- --------------------------------------
Oppenheimer/JNL Growth Fund                                            3,469,781.773
----------------------------------------------------------- --------------------------------------
PIMCO/JNL Total Return Bond Fund                                      24,392,803.494
----------------------------------------------------------- --------------------------------------
PPM America/JNL Balanced Fund                                         18,034,722.454
----------------------------------------------------------- --------------------------------------
PPM America/JNL High Yield Bond Fund                                  26,384,629.750
----------------------------------------------------------- --------------------------------------
PPM America/JNL Money Market Fund                                    194,309,948.125
----------------------------------------------------------- --------------------------------------
PPM America/JNL Value Fund                                             2,752,860.107
----------------------------------------------------------- --------------------------------------
Putnam/JNL Equity Fund                                                10,499,373.507
----------------------------------------------------------- --------------------------------------
Putnam/JNL International Equity Fund                                  10,166,843.885
----------------------------------------------------------- --------------------------------------
Putnam/JNL Midcap Growth Fund                                          4,060,008.522
----------------------------------------------------------- --------------------------------------
Putnam/JNL Value Equity Fund                                          19,251,685.683
----------------------------------------------------------- --------------------------------------
S&P/JNL Conservative Growth Fund I                                    32,695,753.311
----------------------------------------------------------- --------------------------------------
S&P/JNL Moderate Growth Fund I                                        47,552,241.089
----------------------------------------------------------- --------------------------------------
S&P/JNL Aggressive Growth Fund I                                      13,853,378.128
----------------------------------------------------------- --------------------------------------
S&P/JNL Very Aggressive Growth Fund I                                  5,664,391.532
----------------------------------------------------------- --------------------------------------
S&P/JNL Equity Growth Fund I                                          16,004,063.537
----------------------------------------------------------- --------------------------------------
S&P/JNL Equity Aggressive Growth Fund I                                4,988,406.561
----------------------------------------------------------- --------------------------------------
S&P/JNL Conservative Growth Fund II                                    1,535,482.077
----------------------------------------------------------- --------------------------------------
S&P/JNL Moderate Growth Fund II                                        1,983,075.635
----------------------------------------------------------- --------------------------------------
S&P/JNL Aggressive Growth Fund II                                        438,873.236
----------------------------------------------------------- --------------------------------------
S&P/JNL Very Aggressive Growth Fund II                                   246,047.610
----------------------------------------------------------- --------------------------------------
S&P/JNL Equity Growth Fund II                                            736,436.543
----------------------------------------------------------- --------------------------------------
S&P/JNL Equity Aggressive Growth Fund II                                 179,261.822
----------------------------------------------------------- --------------------------------------
S&P/JNL Conservative Growth Fund                                       1,821,511.893
----------------------------------------------------------- --------------------------------------
S&P/JNL Moderate Growth Fund                                           3,629,639.670
----------------------------------------------------------- --------------------------------------
S&P/JNL Aggressive Growth Fund                                         1,750,077.056
----------------------------------------------------------- --------------------------------------
S&P/JNL Core Index 100 Fund                                            2,881,506.586
----------------------------------------------------------- --------------------------------------
S&P/JNL Core Index 75 Fund                                               776,207.813
----------------------------------------------------------- --------------------------------------
S&P/JNL Core Index 50 Fund                                               541,335.169
----------------------------------------------------------- --------------------------------------
Salomon Brothers/JNL Balanced Fund                                     1,662,080.110
----------------------------------------------------------- --------------------------------------
Salomon Brothers/JNL Global Bond Fund                                 15,027,436.916
----------------------------------------------------------- --------------------------------------
Salomon Brothers/JNL High Yield Bond Fund                              2,151,682.788
----------------------------------------------------------- --------------------------------------
Salomon Brothers/JNL U.S. Government & Quality Bond Fund              23,232,157.094
----------------------------------------------------------- --------------------------------------
T. Rowe Price/JNL Established Growth Fund                             26,427,182.511
----------------------------------------------------------- --------------------------------------
T. Rowe Price/JNL Mid-Cap Growth Fund                                 14,191,087.951
----------------------------------------------------------- --------------------------------------
T. Rowe Price/JNL Value Fund                                          29,782,837.088
----------------------------------------------------------- --------------------------------------

As of September 25, 2003, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of any Fund.

Because the shares of the Funds are sold only to Jackson National Life, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson National Life, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. Shares of certain Funds are owned in part by the S&P/JNL Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

As of September 25, 2003, the following persons beneficially owned more than 5% of the shares of the Funds indicated below:

----------------------------------------- ------------------------------- ---------------------- -------------------
                                                                                                   Percentage of
Fund                                      Name and Address                 Amount of Ownership     Shares owned
----------------------------------------- ------------------------------- ---------------------- -------------------
AIM/JNL PREMIER EQUITY II FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                          390,928.862          18.25%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                          553,762.306          25.85%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          146,896.517           6.86%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
ALLIANCE CAPITAL/JNL GROWTH FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,068,412.924           8.62%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                        1,441,215.251          11.62%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
EAGLE/JNL CORE EQUITY FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,711,204.118          17.32%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        4,227,034.132          27.01%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                        1,328,120.240           8.49%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                        1,143,793.352           7.31%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
EAGLE/JNL SMALLCAP EQUITY FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                          376,378.041           5.62%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
JPMORGAN/JNL ENHANCED S&P 500 STOCK
INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        1,527,541.731          18.10%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund          Attn: Mark Nerud                          459,435.640           5.44%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund              Attn: Mark Nerud                          834,460.408           9.89%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund            Attn: Mark Nerud                          513,856.908           6.09%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Core Index 100 Fund               Attn: Mark Nerud                        1,093,913.074          12.96%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
JPMORGAN/JNL INTERNATIONAL VALUE FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
Jackson National Life Insurance Company   Attn: Mark Nerud                          606,172.399          30.97%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
JANUS/JNL BALANCED FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,569,346.961          13.72%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
JANUS/JNL GROWTH & INCOME FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund              Attn: Mark Nerud                          166,755.697           6.99%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
LAZARD/JNL MID CAP VALUE FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,723,200.445          18.27%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          572,969.525           6.08%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                          698,870.534           7.41%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
LAZARD/JNL SMALL CAP VALUE FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,377,610.537          13.66%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          733,554.162           7.27%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                          743,802.219           7.38%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
MELLON CAPITAL MANAGEMENT/JNL S&P 500
INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,011,241.989          14.01%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Core Index 100 Fund               Attn: Mark Nerud                          864,909.100           6.03%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,140,247.996           7.95%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
MELLON CAPITAL MANAGEMENT/JNL SMALL CAP
INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
Jackson National Life Insurance Company   Attn: Mark Nerud                          337,801.057           6.93%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
MELLON CAPITAL MANAGEMENT/JNL
INTERNATIONAL INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        1,106,874.544          17.04%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,566,617.877          24.12%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
MELLON CAPITAL MANAGEMENT/JNL BOND
INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        1,164,763.374          19.15%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Core Index 100 Fund               Attn: Mark Nerud                          476,362.080           7.83%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,241,543.131          20.42%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
OPPENHEIMER/JNL GLOBAL GROWTH FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,195,348.455          13.02%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          952,242.788          10.37%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                          481,998.070           5.25%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
OPPENHEIMER/JNL GROWTH FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          462,695.237          13.33%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                          468,446.088          13.50%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
PIMCO/JNL TOTAL RETURN BOND FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,641,886.684          10.83%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        3,004,305.881          12.32%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
PPM AMERICA/JNL HIGH YIELD BOND FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,369,724.384           8.98%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        2,245,207.300           8.51%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
PPM AMERICA/JNL MONEY MARKET FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                       33,577,727.210          17.28%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                       26,028,477.800          13.40%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
PPM AMERICA/JNL VALUE FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                          408,750.725          14.85%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                          327,321.196          11.89%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Very Aggressive Growth Fund I     Attn: Mark Nerud                          242,210.314           8.80%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                          666,252.507          24.20%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Aggressive Growth Fund I   Attn: Mark Nerud                          205,176.069           7.45%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
Putnam/JNL Value Equity Fund
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                          972,428.444           5.05%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,378,195.489           7.16%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
Salomon Brothers/JNL Balanced Fund
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund          Attn: Mark Nerud                          113,340.777           6.82%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund              Attn: Mark Nerud                          171,436.376          10.31%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund II       Attn: Mark Nerud                          125,246.497           7.54%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund II           Attn: Mark Nerud                          161,247.406           9.70%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
SALOMON BROTHERS/JNL GLOBAL BOND FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,603,497.853          17.32%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        2,877,872.883          19.15%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
SALOMON BROTHERS/JNL HIGH YIELD BOND
FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund          Attn: Mark Nerud                          161,065.220           7.49%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund              Attn: Mark Nerud                          244,326.395          11.36%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund II       Attn: Mark Nerud                          213,402.351           9.92%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund II           Attn: Mark Nerud                          206,546.710           9.60%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
SALOMON BROTHERS/JNL U.S. GOVERNMENT &
QUALITY BOND FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        2,046,374.478           8.81%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        1,817,521.252           7.82%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
T. ROWE PRICE/JNL ESTABLISHED GROWTH
FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        1,941,668.404           7.35%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        3,096,384.314          11.72%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                        1,403,034.014           5.31%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
T. ROWE PRICE/JNL VALUE FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Conservative Growth Fund I        Attn: Mark Nerud                        4,842,958.972          16.26%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Moderate Growth Fund I            Attn: Mark Nerud                        7,345,179.984          24.66%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Aggressive Growth Fund I          Attn: Mark Nerud                        1,956,839.079           6.57%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
S&P/JNL Equity Growth Fund I              Attn: Mark Nerud                        2,521,956.348           8.47%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

----------------------------------------- -------------------------------- -------------------- --------------------
Fund                                      Name and Address                      Amount of          Percentage of
                                                                           Beneficial Interest     Shares owned
----------------------------------------- -------------------------------- -------------------- --------------------
S&P/JNL VERY AGGRESSIVE GROWTH FUND II    Jose, Henry, Brantley,                    92,608.641           37.64%
                                          Keltner, LLP PSP
                                          675 N. Henderson Street
                                          Fort Worth, TX  76107
----------------------------------------- -------------------------------- -------------------- --------------------



                        INFORMATION ABOUT THE DISTRIBUTOR

The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson National Life. JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237. JNLD is a wholly-owned subsidiary of Jackson National Life.

                                 OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of Jackson National Life.

JNAM, as the Trust's Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation and a concurrent proxy solicitation being conducted by other members of the JNL Family of Funds is approximately $145,000.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


Thomas J. Meyer
Secretary

Dated: October ___, 2003
Lansing, Michigan

                                    EXHIBIT A

                                JNL Series Trust

                               MULTIPLE CLASS PLAN

     This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

     CLASS DESIGNATIONS. Each Fund is authorized to issue from time to time one or more classes of shares, as shown on Schedule A hereto.

     CLASS A SHARES. Class A Shares of a Fund will be offered for sale subject to an Administrative Fee, pursuant to the Trust's Administration Agreement with Jackson National Asset Management, LLC ("JNAM"), and subject to subject to a 12b-1 Fee and a Brokerage Enhancement Charge, both pursuant to the Trust's Amended and Restated Brokerage Enhancement Plan (the "Brokerage Enhancement Plan"), as shown on Schedule A hereto. As used in this Plan, (a) "Administrative Fee" refers to amounts payable by Class A and Class B Shares of the Trust to JNAM for providing the administrative services set forth under the Trust's Administration Agreement with JNAM; (b) "12b-1 Fee" refers to the fee authorized under the Trust's Brokerage Enhancement Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares; and (c) "Brokerage Enhancement Charge" refers to the charge under the Brokerage Enhancement Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of the Fund's brokerage transactions, as described in the Brokerage Enhancement Plan, to finance shareholder services and/or the distribution of Class A and Class B Shares of the Fund. Imposition of the 12b-1 Fee and/or the Brokerage Enhancement Charge is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

     CLASS B SHARES. Class B Shares of a Fund will be offered for sale subject to an Administrative Fee, pursuant to the Trust's Administration Agreement with JNAM, and subject to subject to the Brokerage Enhancement Charge under the Trust's Brokerage Enhancement Plan, as shown on Schedule A hereto. Imposition of the Brokerage Enhancement Charge is subject to any required approval by the Trust's Board of Trustee and/or affected Class B Fund shareholders.

     CLASS C SHARES. Class C Shares will be offered for sale without being subject to any 12b-1 Fee, Brokerage Enhancement Charge or Administrative Fee.

     RELATIVE RIGHTS AND OBLIGATIONS. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

     CLASS EXPENSES. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

     INCOME, GAIN, AND LOSSES AND FUND-WIDE EXPENSES. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

     WAIVERS AND REIMBURSEMENTS. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

     CONVERSION FEATURES. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

     EXCHANGE PRIVILEGES. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

     VOTING RIGHTS. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     AMENDMENTS. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.



Adopted:                   , 2003


                                   SCHEDULE A

                              Investment Portfolios

------------------------------------------------------- ------------ -------------------- ------------------ ---------
                                                                                              Brokerage
                                                                                             Enhancement       12b-1
                      Fund                                Class       Administrative Fee        Charge          Fee
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Large Cap Growth Fund                             Class A             #(1)                *(2)          **(3)
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Small Cap Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Premier Equity II Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Alger/JNL Growth Fund                                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Alliance Capital/JNL Growth Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Eagle/JNL Core Equity Fund                                Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Eagle/JNL SmallCap Equity Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Aggressive Growth Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Balanced Fund                                   Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Capital Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Global Equities Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Growth & Income Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Lazard/JNL Mid Cap Value Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Lazard/JNL Small Cap Value Fund                           Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian Enhanced S&P 500 Stock Index Fund
(formerly known as JPMorgan/JNL Enhanced S&P 500
Stock Index Fund)                                         Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian S&P 500 Index Fund
(formerly known as Mellon Capital Management/JNL S&P
500 Index Fund)                                           Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian S&P 400 Mid Cap Index Fund
(formerly known as Mellon Capital Management/JNL S&P
400 Mid Cap Index Fund)                                   Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian Small Cap Index Fund
(formerly known as Mellon Capital Management/JNL
Small Cap Index Fund)                                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JPMorgan/JNL International Value Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Mellon Capital Management/JNL International Index Fund    Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Mellon Capital Management/JNL Bond Index Fund             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Oppenheimer/JNL Global Growth Fund                        Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Oppenheimer/JNL Growth Fund                               Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PIMCO/JNL Total Return Bond Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Balanced Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL High Yield Bond Fund                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Money Market Fund                         Class A             #                   *             **
                                                          Class B             #                   *            none
                                                          Class C           none                none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Value Fund                                Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Equity Fund                                    Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL International Equity Fund                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Midcap Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Value Equity Fund                              Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund I                                            #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund I                                                #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund I                                              #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Very Aggressive Growth Fund I                                         #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Growth Fund I                                                  #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Aggressive Growth Fund I                                       #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund II                                           #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund II                                               #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund II                                             #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Very Aggressive Growth Fund II                                        #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Growth Fund II                                                 #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Aggressive Growth Fund II                                      #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund                                              #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund                                                  #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund                                                #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 100 Fund                                                   #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 75 Fund                                                    #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 50 Fund                                                    #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL Balanced Fund                        Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL Global Bond Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL High Yield Bond Fund                 Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL U.S. Government & Quality Bond
Fund                                                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Established Growth Fund                 Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Mid-Cap Growth Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Value Fund                              Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

1 Indicates the specified class of shares is subject to an Administrative Fee under the Trust's Administration Agreement with JNAM, as amended effective _____________, 2003.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge under the Trust's Amended and Restated Brokerage Enhancement Plan, dated ______________, 2003.

3    Indicates the specified class of shares is subject to a 12b-1 Fee under the
     Trust's   Amended  and   Restated   Brokerage   Enhancement   Plan,   dated
     _______________, 2003.

                                    EXHIBIT B

                                JNL SERIES TRUST

                           BROKERAGE ENHANCEMENT PLAN


WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Board of Trustees of the Trust (the "Board") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Trust to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares (the "Brokerage Enhancement Plan" or the "Plan") either directly or through the sale of variable annuity or variable life insurance contracts (the "Variable Contracts") for which the Trust serves as an underlying investment vehicle;

WHEREAS, shares of common stock of the Trust are currently divided into funds, those of which are subject to the Plan being listed on Schedule A hereto (the "Funds"), which Schedule can be amended to add or remove a fund by an amended schedule;

WHEREAS, in order to effect the purposes of this Plan the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, Inc. (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds;

WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Trust, and the Trust wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Trust's shares, through the sale of the Variable Contracts; and

WHEREAS, the Board has determined that, to the extent that the use of these benefits earned by a Fund under this Plan results in the increased distribution of the Trust's shares or the Variable Contracts, a benefit in the form of potential economies of scale should inure to that Fund and to the other Funds offered by the Trust;

NOW, THEREFORE, this Brokerage Enhancement Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1. The Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, ("JNAM"), in its capacity as the Trust's investment adviser, and each of the sub- advisors retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Advisor"), acting as agents for the Trust or its Funds.

     a. To place orders for the purchase or sale of portfolio securities with the Distributor or other broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds to introducing brokers ("Brokerage Payments") to be used directly or indirectly to finance the distribution of the Trust's shares; or

     b. To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker-dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Trust's shares;

     in each case, provided that JNAM or the Sub-Advisor must reasonably believe that the Distributor or broker-dealer (or the clearing broker of either) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Trust, as amended from time to time.


2. The Trust is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Trust's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker-dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to
     (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Funds, or the Variable Contracts; (ii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Funds or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use;
     (iii) providing information about the Trust, its Funds or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers; (iv) providing assistance to broker-dealers that are conducting due diligence on the Trust or its Funds or the Variable Contracts; (v) payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts; (vi) obtaining information and providing explanations to Variable Contract owners regarding Fund investment options and policies and other information about the Trust and its Funds, including the performance of the Funds; (vii) training sales personnel regarding sales of Variable Contracts; (viii) personal service and/or maintenance of the Variable Contract owner accounts; and (ix) financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

3. The Trust may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (a) directing on behalf of the Trust or a Fund and subject to the standards described above, JNAM or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (b) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Trust or a Fund through the sale of the Variable Contracts, all on behalf of the Trust or a Fund. Subject to the standards set forth in Section 1, and subject to applicable law, JNAM and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, JNAM or a Sub-Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Funds which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Funds of the Trust.

4. This Plan shall not take effect with respect to a Fund until it has been approved by (a) a vote of a majority of the outstanding voting securities of that Fund; and, together with any related agreements, has been approved by (a) the Trust's Board of Trustees, and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds of the Trust are established, this Plan shall not take effect with respect to such Fund until the Plan, together with any related agreements, has been approved by votes of a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

5. After approval as set forth in paragraph 4, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Trust's Board of Trustees, or, if no such time is specified by the Trustees, at the time that all approvals necessary have been obtained. The Plan shall continue in full force and effect as to a Fund for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Board of Trustees and (b) the Rule 12b-1 Trustees of the Trust, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

6. The Distributor shall provide to the Trustees of the Trust a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

7. This Plan may be terminated as to the Trust or each Fund at any time, without payment of any penalty, by vote of the Trustees of the Trust, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. In addition, all Agreements shall provide that such Agreement shall terminate automatically in the event of its assignment.

8. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the pertinent Fund and by a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Trust shall not be deemed to constitute a material increase in the amount to be spent for distribution.

9. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

10. The Trust shall preserve copies of this Plan and related agreements for a period of not less than six years from the date of termination of the Plan or related agreements, the first two years in an easily accessible place; and shall preserve all reports made pursuant to paragraph 6 hereof for a period of not less than six years, the first two years in an easily accessible place.

11. The provisions of this Plan are severable as to each Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund affected by the matter.

Date: December 12, 2002
                                   SCHEDULE A

Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
AIM/JNL Premier Equity II Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Large Cap Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund
JPMorgan/JNL International Value Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Balanced Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Growth & Income Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Mid-Cap Growth Fund
Putnam/JNL Value Equity Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Value Fund
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund

December 12, 2002

                                    EXHIBIT C


                                JNL SERIES TRUST

                                     FORM OF
                              AMENDED AND RESTATED
                           BROKERAGE ENHANCEMENT PLAN

     WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust currently issues the series of shares of beneficial interest in the Trust listed on Schedule A hereto (the "Funds") and each Fund represents a separate portfolio of investments of the Trust;

     WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, whereby a Fund may issue one or more classes of shares, as shown on Schedule A hereto;

     WHEREAS, the Board of Trustees of the Trust (the "Board of Trustees") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Trust to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares either directly or through the sale of variable annuity or variable life insurance contracts (the "Variable Contracts") for which the Trust serves as an underlying investment vehicle;

     WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Trust, and the Trust wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Trust's shares, through the sale of the Variable Contracts; and

     WHEREAS, the Board of Trustees has also determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds;

     WHEREAS, in furtherance of the purposes of this Brokerage Enhancement Plan (this "Plan") the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, Inc. (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds; and

     WHEREAS, a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Rule 12b-1 Trustees"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the applicable Funds and their shareholders;

     NOW, THEREFORE, this Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1.   Authorized Brokerage Enhancement Charges.

     (a) The Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, ("JNAM"), in its capacity as the Trust's investment adviser, and each of the sub-advisors retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Advisor"), acting as agents for the Trust or its Funds:

          (i) To place orders for the purchase or sale of portfolio securities with the Distributor or other broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds to introducing brokers ("Brokerage Payments") to be used directly or indirectly to finance the distribution of the Trust's shares; or

          (ii)To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker-dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Trust's shares;

     in each case, provided that JNAM or the Sub-Advisor must reasonably believe that the Distributor or broker-dealer (or the clearing broker of either) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Trust, as amended from time to time.

     (b) The Trust is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Trust's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker-dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Funds, or the Variable Contracts; (ii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Funds or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use; (iii) providing information about the Trust, its Funds or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers; (iv) providing assistance to broker-dealers that are conducting due diligence on the Trust or its Funds or the Variable Contracts; (v) payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts; (vi) obtaining information and providing explanations to Variable Contract owners regarding Fund investment options and policies and other information about the Trust and its Funds, including the performance of the Funds; (vii) training sales personnel regarding sales of Variable Contracts; (viii) personal service and/or maintenance of the Variable Contract owner accounts; and (ix) financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

     (c) The Trust may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (i) directing on behalf of the Trust or a Fund and subject to the standards described above, JNAM or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (ii) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker-dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Trust or a Fund through the sale of the Variable Contracts, all on behalf of the Trust or a Fund. Subject to the standards set forth in Section 1(a) hereof, and subject to applicable law, JNAM and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, JNAM or a Sub-Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Funds which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Funds of the Trust.

     (d) The provisions of Section 1 hereof shall apply in respect of the Class A and Class B shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

2.   Authorized Distribution and/or Service 12b-1 Fees.

     (a) For purposes of Section 2 hereof, "Recipient" shall mean any broker or dealer, administrator, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Class A Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Trustees may remove any broker or dealer, administrator, or other as a Recipient.

     (b) Each Fund that issues Class A Shares shall reimburse the Distributor for distribution and related additional service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed the Distributor's actual distribution and related service expenses for that fiscal quarter. The Distributor shall use such payments to reimburse itself for providing distribution and related services of the type contemplated herein and reviewed from time to time by the Board of Trustees, or for compensating Recipients for providing or assisting in providing such distribution and related additional services. The types of distribution and related additional service activities that may be reimbursed pursuant to Section 2 hereof, include, but are not limited to, the following:

          (i) Development, preparation, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Insurance Company and its affiliates, or for broker-dealer only use or retail use;

          (ii)Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

          (iii)Servicing fees requested by broker-dealers or other financial intermediaries who sell variable insurance products that offer the Funds;

          (iv)Obtaining information and providing explanations to variable insurance contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including performance of the Funds;

          (v) Training sales personnel regarding sales of variable insurance contracts that relate to the Funds offered under those contracts; and

          (vi)Financing other activities that the Board of Trustees determines are primarily intended to result in servicing or the sale of Fund shares.

     (c) The provisions of Section 2 hereof shall apply in respect of the Class A Shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

3. Limitations on Charges and Fees. Notwithstanding anything in this Plan to the contrary, all amounts payable by a Fund pursuant to Sections 1 and 2 hereof shall be subject to, in the aggregate, the limitations on the payment of asset-based sales charges and service fees set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

4.   Miscellaneous.

     (a) Effectiveness. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect respect such Funds or classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time specified by the Board of Trustees, or, if no such time is specified by the Trustees, at the time that all necessary approvals have been obtained.

     (b) Continuation. This Plan shall continue in full force and effect as to a Fund (or a class of shares thereof) for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

     (c) Reports. The Distributor shall provide to the Board of Trustees a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

     (d) Related Agreements. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon, on not more than 30-days' written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its "assignment" (as defined in the Act).

     (e) Termination. This Plan may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust entitled to vote thereon.

     (f) Amendments. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class shares thereof and by a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED, HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Trust shall not be deemed to constitute a material increase in the amount to be spent for distribution.

     (g) Disinterested Trustees. While this Plan is in effect, at least a majority of the Trustees of the Trust must be Disinterested Trustees; only those Trustees may select and nominate any other Disinterested Trustees; and any person who acts as legal counsel for the Disinterested Trustees must be an "independent legal counsel" (as defined in the Act).

     (h) Records. The Trust shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 under the Act for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

     (i) Severability. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.



Adopted:                   , 2003


                                   SCHEDULE A

--------------------------------------------------------------- --------------- ------------------ ------------------
                                                                                    Brokerage
                                                                                   Enhancement      Maximum 12b-1
                          Fund                                       Class           Charge             Fee(1)
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Large Cap Growth Fund                                      Class A              *(2)             0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Small Cap Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Premier Equity II Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Alger/JNL Growth Fund                                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Alliance Capital/JNL Growth Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Eagle/JNL Core Equity Fund                                         Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Eagle/JNL SmallCap Equity Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Aggressive Growth Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Balanced Fund                                            Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Capital Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Global Equities Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Growth & Income Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Lazard/JNL Mid Cap Value Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Lazard/JNL Small Cap Value Fund                                    Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian Enhanced S&P 500 Stock Index Fund
(formerly known as JPMorgan/JNL Enhanced S&P 500 Stock Index
Fund)                                                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian S&P 500 Index Fund
(formerly known as Mellon Capital Management/JNL S&P 500
Index Fund)                                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian S&P 400 Mid Cap Index Fund
(formerly known as Mellon Capital Management/JNL S&P 400 Mid
Cap Index Fund)                                                    Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian Small Cap Index Fund
(formerly known as Mellon Capital Management/JNL Small Cap
Index Fund)                                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JPMorgan/JNL International Value Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Mellon Capital Management/JNL International Index Fund             Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Mellon Capital Management/JNL Bond Index Fund                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Oppenheimer/JNL Global Growth Fund                                 Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Oppenheimer/JNL Growth Fund                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PIMCO/JNL Total Return Bond Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Balanced Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL High Yield Bond Fund                               Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Money Market Fund                                  Class A              *                0.20%
                                                                   Class B              *                none
                                                                   Class C            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Value Fund                                         Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Equity Fund                                             Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL International Equity Fund                               Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Midcap Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Value Equity Fund                                       Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund I                                                    none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund I                                                        none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund I                                                      none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Very Aggressive Growth Fund I                                                 none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Growth Fund I                                                          none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Aggressive Growth Fund I                                               none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund II                                                   none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund II                                                       none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund II                                                     none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Very Aggressive Growth Fund II                                                none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Growth Fund II                                                         none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Aggressive Growth Fund II                                              none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund                                                      none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund                                                          none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund                                                        none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 100 Fund                                                           none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 75 Fund                                                            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 50 Fund                                                            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL Balanced Fund                                 Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL Global Bond Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL High Yield Bond Fund                          Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL U.S. Government & Quality Bond Fund           Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Established Growth Fund                          Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Mid-Cap Growth Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Value Fund                                       Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

1 As a percentage of the average daily net assets attributable to the specified class of shares.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge pursuant to Section 1 of this Brokerage Enhancement Plan.

                                    EXHIBIT D

                             DISTRIBUTION AGREEMENT

This Agreement ("Agreement") is made on the 12th day of December, 2002, by and between JNL Series Trust (the "Trust") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Brokerage Enhancement Plan (the "Brokerage Plan" or the "Plan"), under which the Trust may, subject to the requirement to seek best price and execution, direct Jackson National Asset Management, LLC or any sub-adviser of a Fund (each a "Sub-Advisor") to allocate brokerage in a manner intended to increase the distribution of the Trust's shares; and

WHEREAS, in order to effect the purposes of the Plan, the Trust wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Exhibit A (attached hereto) which may from time to time be amended; and

WHEREAS, JNLD wishes to render the services hereunder to the Trust;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Acceptance. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Exhibit A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

2.   General Provisions.

     (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Trust on Form N-1A, (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Trustees of the Trust (the "Board"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

     (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Trust's transfer agent promptly for processing.

     (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

     (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

     (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

     Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses, may pay for expenses, or otherwise use the payments, credits, benefits or other services available under the Brokerage Plan to cover the expenses incurred under this Agreement to the extent permitted by the terms of the Brokerage Plan.

4. Trust Expenses. Pursuant to an Administration Agreement, the Trust shall bear all of its expenses including, but not limited to:

     (a)  preparation and setting in type, printing and distributing reports and
          other   communications,   proxies,   prospectuses  and  statements  of
          additional information to existing shareholders;

     (b) registration of the Trust's Shares with the Securities and Exchange Commission.

5.   Sale of Shares by Distributor.

     (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Trust's Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

     (b) All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6. Brokerage Plan. In accordance with the terms of the Brokerage Plan, the Trust, on behalf of a Fund, shall make available to JNLD, amounts derived from brokerage commissions paid by the Fund in connection with its portfolio transactions. Such amounts shall be expended by JNLD to finance the distribution related activities described in the Plan. The Trust, on behalf of a Fund, shall also make available to JNLD, the payments, brokerage credits, benefits or other services received from broker-dealers executing portfolio transactions on behalf of a Fund. Such payments, credits, benefits or other services shall be used by JNLD to finance the distribution related activities described in the Plan.

7. Reservation of Right Not to Sell. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8.   Construction of Agreement.

     (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

     (b) Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Trust's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Trust and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

     This Agreement may be terminated at any time without the payment of any penalty by the Trust by giving JNLD at least sixty (60) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Trust at least sixty (60) days' previous written notice of such intention to terminate.

     This  Agreement  shall  terminate   automatically   in  the  event  of  its
     assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

10. Notices. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

11. Non-Exclusivity. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

12. Reports. JNLD shall prepare reports for the Board of Trustees of the Trust on a quarterly basis showing such information as shall be reasonably requested by the Board from time to time.

13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulating organization, such as the National Association of Securities Dealers.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     JNL SERIES TRUST


                                     By:  _/s/ Robert A. Fritts __________
                                          Robert A. Fritts
                                          President

ATTEST:

By:      _Kelly Crosser_________




                                       JACKSON NATIONAL LIFE DISTRIBUTORS, INC.


                                       By: _/s/ Christine A. Pierce-Tucker _____
                                           Christine A. Pierce-Tucker
                                           Senior Vice President - JNLD Product
                                           Development

ATTEST:

By:      _Kelly Crosser__________

                                    EXHIBIT A

Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
AIM/JNL Premier Equity II Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Large Cap Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund
JPMorgan/JNL International Value Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Balanced Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Growth & Income Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
Putnam/JNL Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Mid-Cap Growth Fund
Putnam/JNL Value Equity Fund
Lazard/JNL Mid Cap Value Fund
Lazard/JNL Small Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Value Fund
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund


December 12, 2002

                                    EXHIBIT E

                                     FORM OF
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT


This Agreement is made on the _____ day of __________________ , 2003, by and between JNL Series Trust (the "Trust") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, whereby a Fund may issue one or more classes of shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted an Amended and Restated Brokerage Enhancement Plan (the "Brokerage Plan"), under which, subject to and in accordance with the terms thereof, the Trust (i) may, subject to the requirement to seek best price and execution, direct Jackson National Asset Management, LLC or any sub-adviser of a Fund to allocate brokerage in a manner intended to increase the distribution of the Trust's shares, and (ii) may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the Brokerage Plan, the Trust wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Trust is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Trust being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Trust has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Trust; and

WHEREAS, JNLD wishes to render the services hereunder to the Trust;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Acceptance. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

2.   General Provisions.

     (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Trust on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Trustees of the Trust (the "Board of Trustees"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

     (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Trust's transfer agent promptly for processing.

     (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

     (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

     (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

     Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses, may pay for expenses, or otherwise use the payments, credits, benefits or other services available under the Brokerage Plan to cover the expenses incurred under this Agreement to the extent permitted by the terms of the Brokerage Plan.

4. Trust Expenses. Pursuant to an Administration Agreement, the Trust shall bear all of its expenses including, but not limited to:

     (a)  preparation and setting in type, printing and distributing reports and
          other   communications,   proxies,   prospectuses  and  statements  of
          additional information to existing shareholders;

     (b) registration of the Trust's Shares with the Securities and Exchange Commission.

5.   Sale of Shares by Distributor.

     (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

     (b) All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6.   Brokerage Plan.

     (a) As used herein, the term "Brokerage Enhancement Charge" refers to the use of a portion of the Fund's brokerage transactions, as authorized under the Brokerage Plan, to finance distribution an related services, as described in the Brokerage Plan, while the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the Brokerage Plan, to finance distribution and related services of Class A Shares, as described in the Brokerage Plan.

     (b) In accordance with the terms of the Brokerage Plan, the Trust, on behalf of each Fund that is subject to the Brokerage Enhancement Charge as shown on Schedule A hereto, shall make available to JNLD amounts derived from brokerage commissions paid by the Fund in connection with its portfolio transactions. Such amounts shall be expended by JNLD to finance the distribution related activities described in the Brokerage Plan. The Trust, on behalf of each such Fund, shall also make available to JNLD, the payments, brokerage credits, benefits or other services received from broker-dealers executing portfolio transactions on behalf of the Fund. Such payments, credits, benefits or other services shall be used by JNLD to finance the distribution related activities described in the Brokerage Plan.

     (c) In accordance with the terms of the Brokerage Plan, JNLD shall provide distribution and related services of the types contemplated under the Brokerage Plan and reviewed from time to time by the Board of Trustees with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the Brokerage Plan. The Trust, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed
          JNLD's actual distribution and related service expenses for that quarter.

7. Reservation of Right Not to Sell. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8.   Construction of Agreement.

     (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

     (b) Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Trust's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Trust and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

     This Agreement may be terminated at any time without the payment of any penalty by the Trust by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Trust at least thirty (30) days' previous written notice of such intention to terminate.

     This  Agreement  shall  terminate   automatically   in  the  event  of  its
     assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

10. Notices. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

11. Non-Exclusivity. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

12. Reports. JNLD shall prepare reports for the Board of Trustees on a quarterly basis showing such information as shall be reasonably requested by the Board of Trustees from time to time.

13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. JNLD agrees to implement and operate an AML Program on behalf of the Trust (the "Trust AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Trust AML Program will be reasonably designed to prevent the Trust from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Trust AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Trust AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Trust AML Program available for inspection by the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               JNL SERIES TRUST


                               By:
                               Name:
                               Title:

ATTEST:

By:


                               JACKSON NATIONAL LIFE DISTRIBUTORS, INC.


                               By:
                               Name:
                               Title:

ATTEST:

By:

                                   SCHEDULE A

--------------------------------------------------------------- --------------- ------------------ ------------------
                                                                                    Brokerage
                                                                                   Enhancement       Maximum 12b-1
                     Fund                                            Class           Charge              Fee(1)
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Large Cap Growth Fund                                      Class A              *(2)             0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Small Cap Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

AIM/JNL Premier Equity II Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Alger/JNL Growth Fund                                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Alliance Capital/JNL Growth Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Eagle/JNL Core Equity Fund                                         Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Eagle/JNL SmallCap Equity Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Aggressive Growth Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Balanced Fund                                            Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Capital Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Global Equities Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Janus/JNL Growth & Income Fund                                     Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Lazard/JNL Mid Cap Value Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Lazard/JNL Small Cap Value Fund                                    Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian Enhanced S&P 500 Stock Index Fund
(formerly known as JPMorgan/JNL Enhanced S&P 500 Stock Index
Fund)                                                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian S&P 500 Index Fund
(formerly known as Mellon Capital Management/JNL S&P 500
Index Fund)                                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian S&P 400 Mid Cap Index Fund
(formerly known as Mellon Capital Management/JNL S&P 400 Mid
Cap Index Fund)                                                    Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JNL/Curian Small Cap Index Fund
(formerly known as Mellon Capital Management/JNL Small Cap
Index Fund)                                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

JPMorgan/JNL International Value Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Mellon Capital Management/JNL International Index Fund             Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Mellon Capital Management/JNL Bond Index Fund                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Oppenheimer/JNL Global Growth Fund                                 Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Oppenheimer/JNL Growth Fund                                        Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PIMCO/JNL Total Return Bond Fund                                   Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Balanced Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL High Yield Bond Fund                               Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Money Market Fund                                  Class A              *                0.20%
                                                                   Class B              *                none
                                                                   Class C            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

PPM America/JNL Value Fund                                         Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Equity Fund                                             Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL International Equity Fund                               Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Midcap Growth Fund                                      Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Putnam/JNL Value Equity Fund                                       Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund I                                                    none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund I                                                        none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund I                                                      none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Very Aggressive Growth Fund I                                                 none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Growth Fund I                                                          none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Aggressive Growth Fund I                                               none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund II                                                   none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund II                                                       none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund II                                                     none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Very Aggressive Growth Fund II                                                none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Growth Fund II                                                         none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Equity Aggressive Growth Fund II                                              none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Conservative Growth Fund                                                      none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Moderate Growth Fund                                                          none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Aggressive Growth Fund                                                        none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 100 Fund                                                           none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 75 Fund                                                            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

S&P/JNL Core Index 50 Fund                                                            none               none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL Balanced Fund                                 Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL Global Bond Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL High Yield Bond Fund                          Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

Salomon Brothers/JNL U.S. Government & Quality Bond Fund           Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Established Growth Fund                          Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Mid-Cap Growth Fund                              Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

T. Rowe Price/JNL Value Fund                                       Class A              *                0.20%
                                                                   Class B              *                none
--------------------------------------------------------------- --------------- ------------------ ------------------

1 As a percentage of the average daily net assets attributable to the specified class of shares.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge under the Trust's Amended and Restated Brokerage Enhancement Plan.

                                   EXHIBIT F-1

                             INVESTMENT ADVISORY AND
                              MANAGEMENT AGREEMENT

     This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNL SERIES TRUST, a Massachusetts business trust, (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

     WHEREAS, the Trust on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                 1. Appointment

     The Trust hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. Duties

     The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

     With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. Expenses

     The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                                 4. Compensation

     As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

     Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. Purchase and Sale of Securities

     The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. Term of Agreement

     This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                 7. Termination

     This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. Reports

     The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

     The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                   9. Records

     The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                        10. Liability and Indemnification

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

     Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. Miscellaneous

     Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the assets of any other Series for such purpose.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      JNL SERIES TRUST

Attest:  /s/Susan S. Rhee             By:  /s/ Andrew B. Hopping
        --------------------------        -------------------------------
            Susan S. Rhee                      Andrew B. Hopping
            Assistant Secretary                President

                                      JACKSON NATIONAL ASSET MANAGEMENT, LLC


Attest:  /s/Susan S. Rhee             By:  /s/ Mark D. Nerud
        --------------------------        -------------------------------
              Susan S. Rhee                    Mark D. Nerud
              Secretary                        Chief Financial Officer


                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)

     JNL/Alger Growth Series
     JNL/Alliance Growth Series
     JNL/Eagle Core Equity Series
     JNL/Eagle SmallCap Equity Series
     JNL/J.P. Morgan Enhanced S&P(R) 500 Stock Index Series
     JNL/J.P. Morgan International & Emerging Markets Series
     JNL/Janus Aggressive Growth Series
     JNL/Janus Balanced Series
     JNL/Janus Capital Growth Series
     JNL/Janus Global Equities Series
     JNL/Janus Growth & Income Series
     JNL/PIMCO Total Return Bond Series
     JNL/Putnam Growth Series
     JNL/Putnam International Growth Series
     JNL/Putnam Midcap Growth Series
     JNL/Putnam Value Equity Series
     JNL/S&P Conservative Growth Series I
     JNL/S&P Moderate Growth Series I
     JNL/S&P Aggressive Growth Series I
     JNL/S&P Very Aggressive Growth Series I
     JNL/S&P Equity Growth Series I
     JNL/S&P Equity Aggressive Growth Series I
     JNL/S&P Conservative Growth Series II
     JNL/S&P Moderate Growth Series II
     JNL/S&P Aggressive Growth Series II
     JNL/S&P Very Aggressive Growth Series II
     JNL/S&P Equity Growth Series II
     JNL/S&P Equity Aggressive Growth Series II
     JNL/S&P Conservative Growth Series
     JNL/S&P Moderate Growth Series
     JNL.S&P Aggressive Growth Series
     Lazard/JNL Mid Cap Value Series
     Lazard/JNL Small Cap Value Series
     PPM America/JNL Balanced Series
     PPM America/JNL High Yield Bond Series
     PPM America/JNL Money Market Series
     Salomon Brothers/JNL Balanced Series
     Salomon Brothers/JNL Global Bond Series
     Salomon Brothers/JNL High Yield Bond Series
     Salomon Brothers/JNL U.S. Government & Quality Bond Series
     T. Rowe Price/JNL Established Growth Series
     T. Rowe Price/JNL Mid-Cap Growth Series
     T. Rowe Price/JNL Value Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)


------------------------------------------------ ------------------------------------- -------------------------
                                                                                                Advisory Fee
                                                                                          (Annual Rate Based
                                                                                        on Average Net Assets
Series                                           Assets                                       of each Series)
------------------------------------------------ ------------------------------------- -------------------------
JNL/Alger Growth Series                          $0 to $300 million                                 .975%
                                                 $300 million to $500 million                        .95%
                                                 Over $500 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Alliance Growth Series                       $0 to $250 million                                 .775%
                                                 Over $250 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Eagle Core Equity Series                     $0 to $50 million                                   .90%
                                                 $50 million to $300 million                         .85%
                                                 Over $300 million                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Eagle SmallCap Equity Series                 $0 to $150 million                                  .95%
                                                 $150 million to $500 million                        .90%
                                                 Over $500 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
JNL/J.P. Morgan Enhanced S&P(R)500 Stock Index    $0 to $25 million                                   .80%
Series                                           Over $25 million                                    .75%
------------------------------------------------ ------------------------------------- -------------------------
JNL/J.P. Morgan International & Emerging         $0 to $50 million                                  .975%
Markets Series                                   $50 million to $200 million                         .95%
                                                 $200 million to $350 million                        .90%
                                                 Over $350 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Aggressive Growth Series               $0 to $150 million                                  .95%
                                                 $150 million to $300 million                        .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Balanced Series                        $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Capital Growth Series                  $0 to $150 million                                  .95%
                                                 $150 million to $300 million                        .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Global Equities Series                 $0 to $150 million                                 1.00%
                                                 $150 million to $300 million                        .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Growth & Income Series                 $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/PIMCO Total Return Bond Series               All assets                                          .70%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Growth Series                         $0 to $150 million                                   90%
                                                 $150 million to $300 million                        .85%
                                                 Over $300 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam International Growth Series           $0 to $50 million                                  1.10%
                                                 $50 million to $150 million                        1.05%
                                                 $150 million to $300 million                       1.00%
                                                 $300 million to $500 million                        .95%
                                                 Over $500 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Midcap Growth Series                  $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Value Equity Series                   $0 to $150 million                                  .90%
                                                 $150 million to $300 million                        .85%
                                                 Over $300 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series I             $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series I                 $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series I               $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series I          $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series I                   $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series I        $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series II            $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series II                $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series II              $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series II         $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series II                  $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series II       $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series               $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series                   $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series                 $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
Lazard/JNL Mid Cap Value Series                  $0 to $150 million                                 .975%
                                                 $150 million to $300 million                       .925%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
Lazard/JNL Small Cap Value Series                $0 to $50 million                                  1.05%
                                                 $50 million to $150 million                        1.00%
                                                 $150 million to $300 million                       .975%
                                                 Over $300 million                                  .925%
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL Balanced Series                  $0 to $50 million                                   .75%
                                                 $50 million to $150 million                         .70%
                                                 $150 million to $300 million                       .675%
                                                 $300 million to $500 million                        .65%
                                                 Over $500 million                                  .625%
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL High Yield Bond Series           $0 to $50 million                                   .75%
                                                 $50 million to $150 million                         .70%
                                                 $150 million to $300 million                       .675%
                                                 $300 million to $500 million                        .65%
                                                 Over $500 million                                  .625%
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL Money Market Series              $0 to $150 million                                  .60%
                                                 $150 million to $300 million                       .575%
                                                 $300 million to $500 million                        .55%
                                                 Over $500 million                                  .525%
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL Balanced Series             $0 to $50 million                                   .80%
                                                 $50 million to $100 million                         .75%
                                                 Over $100 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL Global Bond Series          $0 to $150 million                                  .85%
                                                 $150 million to $500 million                        .80%
                                                 Over $500 million                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL High Yield Bond Series      $0 to $50 million                                   .80%
                                                 $50 million to $100 million                         .75%
                                                 Over $100 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL U.S. Government & Quality   $0 to $150 million                                  .70%
Bond Series                                      $150 million to $300 million                        .65%
                                                 $300 million to $500 million                        .60%
                                                 Over $500 million                                   .55%
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Established Growth Series      $0 to $150 million                                  .85%
                                                 Over $150 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Mid-Cap Growth Series          $0 to $150 million                                  .95%
                                                 Over $150 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Value Series                   $0 to $300 million                                  .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------

                                   EXHIBIT F-2

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, two new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Oppenheimer Global Growth Series and JNL/Oppenheimer Growth Series.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

          JNL/Oppenheimer Global Growth Series.....$0 to $300 million     0.90%
                                                    Over $300 million     0.80%

          JNL/Oppenheimer Growth Series............$0 to $300 million     0.90%
                                                    Over $300 million     0.80%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 22nd day of February, 2001.

                                        JNL SERIES TRUST

                                        By:      /s/ Andrew B. Hopping

                                        Name:    Andrew B. Hopping

                                        Title:            President


                                        JACKSON NATIONAL ASSET
                                        MANAGEMENT, LLC

                                        By:      /s/ Mark D. Nerud

                                        Name:    Mark D. Nerud

                                        Title:   Chief Financial Officer

                                   EXHIBIT F-3

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, three new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the AIM/JNL Value II Series, AIM/JNL Small Cap Growth Series and AIM/JNL Large Cap Growth Series.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

          AIM/JNL Value II Series.............   $0 to $300 million         .95%
                                                  Over $300 million         .90%

          AIM/JNL Small Cap Growth Series.....   $0 to $300 million        1.05%
                                                  Over $300 million        1.00%

          AIM/JNL Large Cap Growth Series.....   $0 to $300 million        1.00%
                                                  Over $300 million         .95%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 9th day of August, 2001.

                                                JNL SERIES TRUST

                                                By:      /s/ Andrew B. Hopping

                                                Name:    Andrew B. Hopping

                                                Title:   President

                                                JACKSON NATIONAL ASSET
                                                MANAGEMENT, LLC

                                                By:      /s/ Mark D. Nerud

                                                Name:    Mark D. Nerud

                                                Title:   Chief Financial Officer

                                   EXHIBIT F-4

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, eight new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the Mellon Capital Management/JNL S&P 500 Index Series, Mellon Capital Management/JNL S&P 400 Mid Cap Index Series, Mellon Capital Management/JNL Small Cap Index Series, Mellon Capital Management/JNL International Index Series, Mellon Capital Management/JNL Bond Index Series, S&P/JNL Core Index 100 Series, S&P/JNL Core Index 50 Series, and S&P/JNL Core Index 75.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

          Mellon Capital Management/JNL S&P 500 Index Series............$0 to $500 million         .50%
                                                                         Over $500 million         .45%

          Mellon Capital Management/JNL S&P 400 Mid Cap
                            Index Series................................$0 to $500 million         .50%
                                                                         Over $500 million         .45%

          Mellon Capital Management/JNL Small Cap
                   Index Series.........................................$0 to $500 million         .50%
                                                                         Over $500 million         .45%

          Mellon Capital Management/JNL International
                   Index Series.........................................$0 to $500 million         .50%
                                                                         Over $500 million         .45%

          Mellon Capital Management/JNL Bond
                   Index Series.........................................$0 to $500 million         .50%
                                                                         Over $500 million         .45%

          S&P/JNL Core Index 100 Series.................................$0 to $500 million         .20%
                                                                         Over $500 million         .15%

          S&P/JNL Core Index 50 Series..................................$0 to $500 million         .20%
                                                                         Over $500 million         .15%

          S&P/JNL Core Index 75 Series..................................$0 to $500 million         .20%
                                                                         Over $500 million         .15%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 7th day of November, 2001.

JNL SERIES TRUST                                JACKSON NATIONAL ASSET
                                                MANAGEMENT, LLC


By:      /s/ Andrew B. Hopping                  By:      /s/ Mark D. Nerud

Name:    Andrew B. Hopping                      Name:    Mark D. Nerud

Title:   President                              Title:   Chief Financial Officer

                                   EXHIBIT F-5

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, the advisory fees for the S&P/JNL Series will be amended; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 100 Series                    $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 50 Series                     $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 75 Series                     $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series I             $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series I                 $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series I               $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series I          $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series I                   $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series I        $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series II            $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series II                $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series II              $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series II         $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series II                  $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series II       $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series               $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series                   $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series                 $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------

     2. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 14th day of February, 2002.

                                           JNL SERIES TRUST


                                           By:      /s/ Andrew B. Hopping

                                           Name:    Andrew B. Hopping

                                           Title:   President


                                           JACKSON NATIONAL ASSET
                                           MANAGEMENT, LLC


                                           By:      /s/ Mark D. Nerud

                                           Name:    Mark D. Nerud

                                           Title:   Chief Financial Officer

                                   EXHIBIT F-6

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, the advisory fees for the Janus/JNL Aggressive Growth Fund, Janus/JNL Capital Growth Fund, Janus/JNL Balanced, Fund and the Janus/JNL Growth & Income Fund will be amended; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

--------------------------------- ----------------------------- ----------------
Janus/JNL Aggressive Growth Fund  $0 to $150 million                  .95%
                                  $150 million to $250 million        .90%
                                  $250 million to $750 million        .85%
                                  $750 million to $1.5 billion        .80%
                                  Over $1.5 billion                   .75%
--------------------------------- ----------------------------- ----------------
Janus/JNL Balanced Fund           $0 to $150 million                  .95%
                                  $150 million to $250 million        .95%
                                  $250 million to $750 million        .90%
                                  $750 million to $1.5 billion        .85%
                                  Over $1.5 billion                   .80%
--------------------------------- ----------------------------- ----------------
Janus/JNL Capital Growth Fund     $0 to $150 million                  .95%
                                  $150 million to $250 million        .90%
                                  $250 million to $750 million        .85%
                                  $750 million to $1.5 billion        .80%
                                  Over $1.5 billion                   .75%
--------------------------------- ----------------------------- ----------------
Janus/JNL Growth & Income Fund    $0 to $150 million                  .95%
                                  $150 million to $250 million        .95%
                                  $250 million to $750 million        .90%
                                  $750 million to $1.5 billion        .85%
                                  Over $1.5 billion                   .80%
--------------------------------- ----------------------------- ----------------

     2. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

                                 REPRESENTATIONS

     Adviser represents that it will not reduce the quality or quantity of its services to the Trust under the Agreement as a result of the reduced fee schedule contained in this Amendment.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                                              JNL SERIES TRUST


                                              By:      /s/ Andrew B. Hopping

                                              Name:    Andrew B. Hopping

                                              Title:   President


                                              JACKSON NATIONAL ASSET
                                              MANAGEMENT, LLC


                                              By:      /s/ Mark D. Nerud

                                              Name:    Mark D. Nerud

                                              Title:   Chief Financial Officer

                                   EXHIBIT F-7

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, one new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the PPM America/JNL Value Fund.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

          PPM America/JNL Value Fund..........$0 to $300 million        .75%
                                              $300-$500 million         .70%
                                              Over $500 million         .65%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                                                JNL SERIES TRUST


                                                By:      /s/ Andrew B. Hopping

                                                Name:    Andrew B. Hopping

                                                Title:   President


                                                JACKSON NATIONAL ASSET
                                                MANAGEMENT, LLC


                                                By:      /s/ Mark D. Nerud

                                                Name:    Mark D. Nerud

                                                Title:   Chief Financial Officer

                                   EXHIBIT F-8

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This Amendment is made as of September 30, 2002, between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

                                   BACKGROUND

     A. The Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     B.   The parties wish to amend the Advisory Agreement.

                                    AMENDMENT

     The parties agree as follows:

     1. That the name of the J.P. Morgan/JNL International & Emerging Markets Series be changed to the JPMorgan/JNL International Value Fund.

     2. That the name of the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Series be changed to the JPMorgan/JNL Enhanced S&P 500 Stock Index Fund.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

                                                  JACKSON NATIONAL
JNL SERIES TRUST                                  ASSET MANAGEMENT, LLC

By: _/s/ Andrew B. Hopping_________               By: __/s/ Mark D. Nerud_______
Name:    Andrew B. Hopping                        Name:  Mark D. Nerud
Title:   President and Chief Executive Officer    Title: Chief Financial Officer

                                    EXHIBIT G

                                     FORM OF
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This Amendment is made as of ________________, 2003, between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect a change in sub-adviser, the names of certain Funds have been changed; and

     WHEREAS, in connection with the change in sub-adviser, the advisory fees for the JNL/Curian Enhanced S&P 500 Index Fund, JNL/Curian S&P 500 Index Stock Fund, JNL/Curian S&P 400 Mid Cap Index Fund, JNL/Curian Small Cap Index Fund and JNL/PPM America Money Market Fund will be reduced; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated ______________, 2003, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated ______________, 2003, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

                                                   JACKSON NATIONAL
JNL SERIES TRUST                                   ASSET MANAGEMENT, LLC

By: _______________________________                By: _________________________
Name:    Robert A. Fritts                          Name:    Mark D. Nerud
Title:   President and Chief Executive Officer     Title:   Chief Financial
                                                            Officer


                                   SCHEDULE A
                          DATED _________________, 2003

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 Mid Cap Index Fund
JNL/Curian Small Cap Index Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund



                                   SCHEDULE B
                          DATED _________________, 2003

                                                                                           Advisory Fee
                                                                                     (Annual Rate Based
                                                                                  on Average Net Assets
Fund                                           Assets                                     of each Fund)

JNL/AIM Large Cap Growth Fund                  $0 to $300 million                                  .80%
                                               Over $300 million                                   .75%

JNL/AIM Premier Equity II Fund                 $0 to $300 million                                  .75%
                                               Over $300 million                                   .70%

JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                  .85%
                                               Over $300 million                                   .80%

JNL/Alger Growth Fund                          $0 to $300 million                                 .775%
                                               $300 million to $500 million                        .75%
                                               Over $500 million                                   .70%

JNL/Alliance Capital Growth Fund               $0 to $250 million                                 .575%
                                               Over $250 million                                   .50%

JNL/Curian Enhanced S&P 500 Stock Index Fund   $0 to $25 million                                   .57%
                                               Over $25 million                                    .52%

JNL/Curian S&P 500 Index Fund                  $0 to $500                                          .29%
                                               million                                             .24%
                                               Over $500 million

JNL/Curian S&P 400 Mid Cap Index Fund          $0 to $500 million                                  .29%
                                               Over $500 million                                   .24%

JNL/Curian Small Cap Index Fund                $0 to $500 million                                  .29%
                                               Over $500 million                                   .24%

JNL/Eagle Core Equity Fund                     $0 to $50 million                                   .70%
                                               $50 million to $300 million                         .65%
                                               Over $300 million                                   .55%

JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                  .75%
                                               $150 million to $500 million                        .70%
                                               Over $500 million                                   .65%

JNL/JPMorgan International Value Fund          $0 to $50 million                                  .775%
                                               $50 million to $200 million                         .75%
                                               $200 million to $350 million                        .70%
                                               Over $350 million                                   .65%

JNL/Janus Aggressive Growth Fund               $0 to $150 million                                  .75%
                                               $150 million to $250 million                        .70%
                                               $250 million to $750 million                        .65%
                                               $750 million to $1.5 billion                        .60%
                                               Over $1.5 billion                                   .55%

JNL/Janus Balanced Fund                        $0 to $250 million                                  .75%
                                               $250 million to $750 million                        .70%
                                               $750 million to $1.5 billion                        .65%
                                               Over $1.5 billion                                   .60%

JNL/Janus Capital Growth Fund                  $0 to $150 million                                  .75%
                                               $150 million to $250 million                        .70%
                                               $250 million to $750 million                        .65%
                                               $750 million to $1.5 billion                        .60%
                                               Over $1.5 billion                                   .55%

JNL/Janus Global Equities Fund                 $0 to $150 million                                  .80%
                                               $150 million to $300 million                        .75%
                                               Over $300 million                                   .70%

JNL/Janus Growth & Income Fund                 $0 to $250 million                                  .75%
                                               $250 million to $750 million                        .70%
                                               $750 million to $1.5 billion                        .65%
                                               Over $1.5 billion                                   .60%

JNL/Lazard Mid Cap Value Fund                  $0 to $150 million                                 .775%
                                               $150 million to $300 million                       .725%
                                               Over $300 million                                   .70%

JNL/Lazard Small Cap Value Fund                $0 to $50 million                                   .85%
                                               $50 million to $150 million                         .80%
                                               $150 million to $300 million                       .775%
                                               Over $300 million                                  .725%

JNL/Mellon Capital Management International    $0 to $500 million                                  .30%
Index Fund                                     Over $500 million                                   .25%

JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                  .30%
                                               Over $500 million                                   .25%

JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                  .70%
                                               Over $300 million                                   .60%

JNL/Oppenheimer Growth Fund                    $0 to $300 million                                  .70%
                                               Over $300 million                                   .60%

JNL/PIMCO Total Return Bond Fund               All assets                                          .50%

JNL/PPM America Balanced Fund                  $0 to $50 million                                   .55%
                                               $50 million to $150 million                         .50%
                                               $150 million to $300 million                       .475%
                                               $300 million to $500 million                        .45%
                                               Over $500 million                                  .425%

JNL/PPM America High Yield Bond Fund           $0 to $50 million                                   .55%
                                               $50 million to $150 million                         .50%
                                               $150 million to $300 million                       .475%
                                               $300 million to $500 million                        .45%
                                               Over $500 million                                  .425%

JNL/PPM America Money Market Fund              $0 to $500 million                                  .30%
                                               Over $500 million                                   .28%

JNL/PPM America Value Fund                     $0 to $300 million                                  .55%
                                               $300 million to $500 million                        .50%
                                               Over $500 million                                   .45%

JNL/Putnam Equity Fund                         $0 to $150 million                                  .70%
                                               $150 million to $300 million                        .65%
                                               Over $300 million                                   .60%

JNL/Putnam International Equity Fund           $0 to $50 million                                   .90%
                                               $50 million to $150 million                         .85%
                                               $150 million to $300 million                        .80%
                                               $300 million to $500 million                        .75%
                                               Over $500 million                                   .70%

JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                  .75%
                                               Over $300 million                                   .70%

JNL/Putnam Value Equity Fund                   $0 to $150 million                                  .70%
                                               $150 million to $300 million                        .65%
                                               Over $300 million                                   .60%

JNL/S&P Conservative Growth Fund I             $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Moderate Growth Fund I                 $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Aggressive Growth Fund I               $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Very Aggressive Growth Fund I          $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Equity Growth Fund I                   $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Equity Aggressive Growth Fund I        $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Conservative Growth Fund II            $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Moderate Growth Fund II                $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Aggressive Growth Fund II              $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Very Aggressive Growth Fund II         $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Equity Growth Fund II                  $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Equity Aggressive Growth Fund II       $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Conservative Growth Fund               $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Moderate Growth Fund                   $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Aggressive Growth Fund                 $0 to $500 million                                  .15%
                                               Over $500 million
                                                                                                   .10%

JNL/S&P Core Index 100 Fund                    $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Core Index 75 Fund                     $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/S&P Core Index 50 Fund                     $0 to $500 million                                  .15%
                                               Over $500 million                                   .10%

JNL/Salomon Brothers Balanced Fund             $0 to $50 million                                   .60%
                                               $50 million to $100 million                         .55%
                                               Over $100 million                                   .50%

JNL/Salomon Brothers Global Bond Fund          $0 to $150 million                                  .65%
                                               $150 million to $500 million                        .60%
                                               Over $500 million                                   .55%

JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                   .60%
                                               $50 million to $100million                          .55%
                                               Over $100 million                                   .50%

JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                  .50%
Quality Bond Fund                              $150 million to $300 million                        .45%
                                               $300 million to $500 million                        .40%
                                               Over $500 million                                   .35%

JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                  .65%
                                               Over $150 million                                   .60%

JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                  .75%
                                               Over $150 million                                   .70%

JNL/T. Rowe Price Value Fund                   $0 to $300 million                                  .70%
                                               Over $300 million                                   .65%


                                    EXHIBIT H

                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 31st day of January 2001, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the series of the Trust listed on Schedule A hereto ("Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more series other than the Fund with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

     f) the Trust's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund. The Adviser agrees on-going basis to provide or cause to be provided to the Sub-Adviser guidelines ("Guidelines") setting forth the limitations imposed upon the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Trust and the Adviser agree that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b)   will  conform  with  all  applicable  Rules  and  Regulations  of  the
          Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange, as permitted in accordance with guidelines established by the Board of Trustees. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Fund, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

     h) will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Fund or Funds in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of
     Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

     Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Indemnification. Adviser and Sub-Adviser each agree to indemnify the other against any claim, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect until September 30, 2002. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12 Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against Trust.

14. Disclosure. Neither the Trust, the Fund or the Adviser shall, without the prior written consent of the Sub-Adviser, make representations regarding or reference to the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

15.  Representations and Warranties of the Sub-Adviser.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that is has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     Under the United Kingdom Financial Services Act 1986, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business in the United Kingdom and is subject to IMRO's delegation rules. All services provided by the Sub-Adviser under this Agreement are provided on the basis that the Trust and the Fund are a non-private customer as that term is defined in IMRO's rules."

16. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

17. Delegation to Affiliates and Agents. Except where prohibited by applicable law or regulation Sub-Adviser may delegate any or all of its functions under this agreement to an affiliate or agent and may employ an affiliate or other third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Adviser to perform its functions under this Agreement, but the Sub-Adviser's liability to the client should not be affected thereby. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about Client and the Portfolio to any such affiliate, agent or other third party for the purposes of this Clause. Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 31st day of January 2001.

                                        Jackson National Asset Management, LLC


                                        By:      /s/ Andrew B. Hopping

                                        Name:    Andrew B. Hopping

                                        Title:   President

                                        J.P. Morgan Investment Management Inc.

                                        By:      /s/ Mark Fong-Woo

                                        Name:    Mark Fong-Woo

                                        Title:   Vice President


                                   SCHEDULE A
                                JANUARY 31, 2001
                                     (Funds)

                 JNL/JPM International & Emerging Markets Series

                  JNL/J.P. Morgan S&P 500(R) Stock Index Series





                                   SCHEDULE B
                                JANUARY 31, 2001
                                 (Compensation)



             JNL/J.P. Morgan International & Emerging Markets Series

                  Average Daily Net Assets           Annual Rate

                  0 to $50 Million:                  .55%
                  $50 Million to $200 Million:       .50%
                  $200 Million to $350 Million:      .45%
                  Amounts over $350 Million:         .40%


             JNL/J.P. Morgan Enhanced S&P 500(R) Stock Index Series

                  Average Daily Net Assets           Annual Rate

                  0 to $25 Million:                  .35%
                  Amounts over $25 Million:          .30%

                                    EXHIBIT I

                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 8th day of November 2001, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and Mellon Capital Management CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001, with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon Financial Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives attached hereto as Schedule C, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.: [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser , the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;


     d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

     h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto. Beginning one year after the date that initial capital is provided to a Fund, the Adviser will pay the Sub-Adviser a minimum aggregate sub-advisory fee in the amount of $300,000 for each succeeding twelve (12) month period.

9. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  Acknowledgements of Adviser. Adviser acknowledges and agrees that:

     (a)  The assets of the Account may be  invested  in futures  contracts  and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

     (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

     (c) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.


     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16. Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17 Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

               (a)  To Adviser:

                    Jackson National Life Insurance Company
                    1 Corporate Way
                    Lansing, MI 48951
                    Attn: Thomas Meyer

               (b)  To Sub-Adviser:

                    Mellon Capital Management Corporation
                    595 Market Street, Suite 3000
                    San Francisco, CA  94105
                    Attn: Client Services

18. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20. Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 8th day of November 2001.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISER DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                           Jackson National Asset Management, LLC


                           By: /s/ Andrew B. Hopping

                           Name:   Andrew B. Hopping

                           Title:  President



                           Mellon Capital Management Corporation


                           By:      /s/ Barbara Daugherty

                           Name:    Barbara Daugherty

                           Title:   Managing Director

                                   SCHEDULE A
                              DATED JANUARY 8, 2002
                                     (Funds)

                   Mellon Capital Management/JNL S&P 500 Index
               Mellon Capital Management/JNL S&P 400 Mid Cap Index
                  Mellon Capital Management/JNL Small Cap Index
                Mellon Capital Management/JNL International Index
                    Mellon Capital Management/JNL Bond Index


                                   SCHEDULE B
                              DATED JANUARY 8, 2002
                                 (Compensation)

                   Mellon Capital Management/JNL S&P 500 Index

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                     .12%
                           $50 to 100 Million                    .06%
                           Amounts over $100 Million:            .02%

               Mellon Capital Management/JNL S&P 400 Mid Cap Index

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                     .12%
                           $50 to 100 Million                    .06%
                           Amounts over $100 Million:            .02%

                  Mellon Capital Management/JNL Small Cap Index

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                     .12%
                           $50 to 100 Million                    .06%
                           Amounts over $100 Million:            .02%

                Mellon Capital Management/JNL International Index

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                     .15%
                           $50 to 100 Million                    .10%
                           Amounts over $100 Million:            .04%

                    Mellon Capital Management/JNL Bond Index

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                     .12%
                           $50 to 100 Million                    .06%
                           Amounts over $100 Million:            .02%

                                  SCHEDULE C-1
                                 JANUARY 8, 2002

                              INVESTMENT OBJECTIVE

               Mellon Capital Management/JNL S&P 500 Index Series

The Mellon Capital Management/JNL S&P 500 Index Series seeks to match the performance of the S&P 500(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of large domestic companies.


                                  SCHEDULE C-2
                                 JANUARY 8, 2002

                              INVESTMENT OBJECTIVE


           Mellon Capital Management/JNL S&P 400 Mid Cap Index Series

The Mellon Capital Management/JNL S&P 400 Mid Cap Index Series seeks to match the performance of the S&P 400(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic companies.


                                  SCHEDULE C-3
                                 JANUARY 8, 2002

                              INVESTMENT OBJECTIVE


       Mellon Capital Management/JNL Small Cap Index Series (Russell 2000)

The Mellon Capital Management/JNL Small Cap Index Series seeks to match the performance of the Russell 2000(R) Index with minimal tracking error. The strategy is constructed to mirror the index to provide long-term capital growth by investing in equity securities of small size domestic companies.


                                  SCHEDULE C-4
                                 JANUARY 8, 2002

                              INVESTMENT OBJECTIVE

            Mellon Capital Management/JNL International Index Series

The Mellon Capital Management/JNL International Index Series seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the Index.


                                  SCHEDULE C-5
                                 JANUARY 8, 2002

                              INVESTMENT OBJECTIVE

                 Mellon Capital Management/JNL Bond Index Series

The Mellon Capital Management/JNL Bond Index Series seeks to match the characteristics and performance of the Lehman Brothers Aggregate Index with minimal tracking error. The strategy is constructed to mirror the Index to provide safety of principal and a moderate rate of income by investing in domestic fixed income instruments (bonds).

                                    EXHIBIT J

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this _____ day of _______________ 2003, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and CURIAN CAPITAL LLC, a Michigan limited liability company and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS,  the Adviser  represents  that it has entered  into an  Investment
Advisory  and  Management  Agreement   ("Management   Agreement")  dated  as  of
______________, 2003, with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon Financial Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.: [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;


     d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

     h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

9. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  Acknowledgements of Adviser. Adviser acknowledges and agrees that:

     (a)  The assets of the Account may be  invested  in futures  contracts  and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

     (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

     (c) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (c)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16. Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

                (a)      To Adviser:
                         Jackson National Life Insurance Company
                         1 Corporate Way
                         Lansing, MI 48951
                         Attn: Thomas J. Meyer

                (b)      To Sub-Adviser:
                         Curian Capital LLC
                         8055 E. Tufts Avenue, Suite 1000
                         Denver, Colorado 80237
                         Attn: __________________

18. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20. Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this _______ day of _______________ 2003.


                             Jackson National Asset Management, LLC


                             By:

                             Name:             Andrew B. Hopping

                             Title:            President



                             CURIAN CAPITAL LLC


                             By:

                             Name:

                             Title:

                                   SCHEDULE A
                            DATED _____________, 2003
                                     (Funds)

                     JNL/Curian Enhanced S&P 500 Stock Index Fund
                            JNL/Curian S&P 500 Index Fund
                        JNL/Curian S&P 400 Mid Cap Index Fund
                           JNL/Curian Small Cap Index Fund



                                   SCHEDULE B
                           DATED ______________, 2003
                                 (Compensation)

                     JNL/Curian Enhanced S&P 500 Stock Index Fund

                           Average Daily Net Assets           Annual Rate

                           $0 to $25 Million:                   .315%
                           Over $25 Million:                    .270%

                            JNL/Curian S&P 500 Index Fund

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                    .108%
                           $50 to 100 Million                   .054%
                           Amounts over $100 Million:           .018%

                        JNL/Curian S&P 400 Mid Cap Index Fund

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                    .108%
                           $50 to 100 Million                   .054%
                           Amounts over $100 Million:           .018%

                           JNL/Curian Small Cap Index Fund

                           Average Daily Net Assets           Annual Rate

                           $0 to 50 Million:                    .108%
                           $50 to 100 Million                   .054%
                           Amounts over $100 Million:           .018%

JNL SERIES TRUST

ezVote Consolidated Voting Instruction Card

The top half of this form is your EzVote Consolidated Voting Instruction Card. It reflects all of your Variable Contracts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are giving instructions relating to all of these Variable Contracts in the same manner as indicated on the reverse side of the form. This eliminates the need to vote each Variable Contract separately.


MASTER CONTROL NUMBER:
XXX  XXX  XXX  XXX  XX

         INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR
               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
          FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2003

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York (the "Companies"), as the issuer through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the Shares in each fund of JNL Series Trust (the "Trust") related to the Variable Contract(s) owned by the undersigned at the Special Joint Meeting of Shareholders to be held on December 1, 2003, at 11:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I, III AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNTS I AND II.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT(S) WILL VOTE THE SHARES RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                        Date _____________, 2003



                                                --------------------------------

                                   Signature (owner, trustee, custodian, etc.)

                                                          (Please sign in box)

            Please sign exactly as name appears hereon.  If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                     JNL ST EZ

IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE OR RETURN INDIVIDUAL BALLOTS.

FAST, CONVENIENT VOTING OPTIONS

     o GIVE INSTRUCTIONS BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your MASTER CONTROL NUMBER shown and follow the recorded instructions. You may give instructions with respect to all Funds and Variable Contracts at once or for each Fund under each Variable Contract separately. Your instructions will be confirmed at the end of the call.

     o GIVE INSTRUCTIONS ON THE INTERNET. Log on to our Internet voting web site - WWW.PROXYWEB.COM and enter your MASTER CONTROL NUMBER. Follow the on-screen instructions. You may give instructions with respect to all Funds and Variable Contracts at once or for each Fund under each Variable Contract separately. You may request confirmation of your instructions.

INDIVIDUAL BALLOTS

TO GIVE INSTRUCTIONS FOR EACH FUND AND VARIABLE CONTRACT SEPARATELY. On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each Investment Division under each of your Variable Contracts. If you have voted the Consolidated Voting Instruction Card above, you do NOT vote these individual ballots. If you wish to give instructions with respect to each Fund under each Variable Contract separately, sign the signature box below, mark each individual ballot to indicate your instructions, detach the form at the perforation above and return the individual ballots portion only.

NOTE:If you elect to give instructions with respect to each Fund under each Variable Contract separately, DO NOT RETURN the Consolidated Voting Instruction Card above.

SIGN AND DATE BELOW IF YOU ARE GIVING INSTRUCTIONS FOR EACH FUND AND VARIABLE CONTRACT SEPARATELY.

                                                        Date ____________, 2003


                                                --------------------------------

                                     Signature (owner, trustee, custodian, etc.)

                                                            (Please sign in box)

  Please sign exactly as name appears hereon.  If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                     JNL ST IND

CONSOLIDATED VOTING INSTRUCTION CARD

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                        YOUR INSTRUCTIONS ARE IMPORTANT.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.

1. To vote on the election of two additional Trustees to the Board of Trustees, each of whom will serve until his or her successor is elected and qualified:

                                                          FOR      WITHHOLD         FOR ALL
                                                          ALL      AUTHORITY        EXCEPT*
                                                                   FOR ALL
                                                                   NOMINEES

(01) Michael J. Bouchard            (02) Michelle Engler
________________________________________________________________________________

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

2. To approve an amendment to the Trust's Brokerage Enhancement Plan pursuant to Rule 12b-1 under the 1940 Act approving a Rule 12b-1 fee for all Funds except the S&P /JNL Funds.

                                                           FOR      AGAINST    ABSTAIN


3.   To  approve  a change  in  sub-adviser  and a new  Investment  Sub-Advisory
     Agreement  between Jackson  National Asset  Management,  LLC ("JNAM"),  the
     Funds' adviser, and Curian Capital LLC ("Curian"), for Curian to serve as sub-adviser to the following Funds only: Mellon Capital Management/JNL S&P
     500 Index Fund;  Mellon Capital  Management/JNL  S&P 400 MidCap Index Fund;
     Mellon Capital  Management/JNL Small Cap Index Fund; JP Morgan/JNL Enhanced
     S&P 500 Index Fund.

                                                           FOR      AGAINST    ABSTAIN





                                                                       JNL ST EZ

       THIS CONSOLIDATED VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED
                         AND DATED ON THE REVERSE SIDE.

      NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE
                           INDIVIDUAL BALLOTS BELOW.

        DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW.

                               INDIVIDUAL BALLOTS
     (FUND AND CONTRACT NUMBER INDICATED AT TOP OF EACH INDIVIDUAL BALLOT.)

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________



JNL ST IND

PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

INDIVIDUAL BALLOTS
(FUND AND CONTRACT NUMBER INDICATED AT TOP OF EACH INDIVIDUAL BALLOT.)

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________


XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________

XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER
123 MAIN STREET
ANYTOWN USA 12345

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1.   ELECTION OF THE BOARD
(SEE NOMINEE LIST ON CONSOLIDATED BALLOT.)

** EXCEPT# __________________________

FOR      WITHHOLD FOR ALL
ALL      AUTHORITY         EXCEPT*
         FOR ALL
         NOMINEES

2. TO APPROVE AN AMENDMENT TO THE BROKERAGE ENHANCEMENT PLAN UNDER RULE 12B-1 UNDER THE 1940 ACT APPROVING RULE 12B-1 FEE.

                                                      FOR      AGAINST   ABSTAIN

3. TO APPROVE A CHANGE IN SUB-ADVISER AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND CURIAN.

                                                      FOR      AGAINST   ABSTAIN
________________________________________________________________________________


                                                                      JNL ST IND

JNL SERIES TRUST

                        YOUR INSTRUCTIONS ARE IMPORTANT.

                        FAST, CONVENIENT VOTING OPTIONS!

o GIVE INSTRUCTIONS BY TELEPHONE. Call our toll-free dedicated voting number 1-888-221-0697. The voting site is open 24 hours a day, 7 days a week. Enter your CONTROL NUMBER shown and follow the recorded instructions. Your instructions will be confirmed at the end of the call.

o GIVE INSTRUCTIONS ON THE INTERNET. Log on to our Internet voting web site - WWW.PROXYWEB.COM and enter your CONTROL NUMBER. Follow the on-screen instructions. You may request confirmation of your instructions.

   IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE AND RETURN
             THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

     INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR JACKSON
          NATIONAL LIFE INSURANCE COMPANY OF NEW YORK FOR THE SPECIAL
                  MEETING OF INTEREST HOLDERS DECEMBER 1, 2003

*** CONTROL NUMBER: 999   999   999   999   99   ***


FUND NAME PRINTS HERE

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York (the "Companies"), as the issuer through their respective separate accounts of the Variable Contract owned by the undersigned, to vote all the Shares in each fund of JNL Series Trust (the "Trust") related to the Variable Contract owned by the undersigned at the Special Joint Meeting of Shareholders to be held on December 1, 2003, at 11:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I, III AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNTS I AND II.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT WILL VOTE THE SHARES RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                    Date _________________, 2003


                                                --------------------------------

         Signature (owner, trustee, custodian, etc.)        (Please sign in box)

  Please sign exactly as name appears hereon.  If Variable Contracts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Contract owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.
JNL ST

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.


1. To vote on the election of two additional Trustees to the Board of Trustees, each of whom will serve until his or her successor is elected and qualified:

                                         FOR      WITHHOLD         FOR ALL
                                         ALL      AUTHORITY        EXCEPT*
                                                  FOR ALL
                                                  NOMINEES


(01) Michael J. Bouchard

(02) Michelle Engler

________________________________________________________________________________
*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.


2. To approve an amendment to the Trust's Brokerage Enhancement Plan pursuant to Rule 12b-1 under the 1940 Act approving a Rule 12b-1 fee for all Funds except the S&P /JNL Funds.

                                          FOR      AGAINST    ABSTAIN


3. To approve a change in sub-adviser and a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital LLC ("Curian"), for Curian to serve as sub-adviser to the following Funds only: Mellon Capital Management/JNL S&P 500 Index Fund; Mellon Capital Management/JNL S&P 400 MidCap Index Fund; Mellon Capital Management/JNL Small Cap Index Fund; JP Morgan/JNL Enhanced S&P 500 Index Fund.

                                          FOR      AGAINST    ABSTAIN


           THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.

                                                                          JNL ST

                                      PROXY

                                JNL Series Trust
                      Special Joint Meeting of Shareholders

                                December 1, 2003

     This Proxy shall be voted on the proposals described below and in the accompanying Proxy Statement as specified below. The undersigned hereby appoints _______________, _____________, and ______________, or any one of them, as attorneys, with full power of substitution, to vote the Shares of the Series of the Trust that the undersigned, on behalf of the separate accounts listed below, is entitled to vote at the Special Joint Meeting of Shareholders to be held at 1 Corporate Way, Lansing, MI 48951 at 11:00 a.m., local time and at any adjournments of such meeting, as follows:

1. To vote on the election of two additional Trustees to the Board of Trustees, each of whom will serve until his or her successor is elected and qualified:

                                          FOR        AGAINST      ABSTAIN

     (01) Michael J. Bouchard          __________   __________   __________
     (02) Michelle Engler              __________   __________   __________

2. To approve an amendment to the Trust's Brokerage Enhancement Plan pursuant to Rule 12b-1 under the 1940 Act approving a Rule 12b-1 fee for the Funds listed below:

------------------------------------------------------------------- ---------------- --------------- ----------------
                               Fund                                       For           Against          Abstain
------------------------------------------------------------------- ---------------- --------------- ----------------
AIM/JNL Large Cap Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
AIM/JNL Small Cap Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
AIM/JNL Premier Equity II Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Alger/JNL Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Alliance Capital/JNL Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Eagle/JNL Core Equity Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Eagle/JNL SmallCap Equity Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
JPMorgan/JNL Enhanced S&P 500 Stock Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
JPMorgan/JNL International Value Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Janus/JNL Aggressive Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Janus/JNL Balanced Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Janus/JNL Capital Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Janus/JNL Global Equities Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Janus/JNL Growth & Income Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Lazard/JNL Mid Cap Value Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Lazard/JNL Small Cap Value Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Mellon Capital Management/JNL S&P 500 Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Mellon Capital Management/JNL Small Cap Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Mellon Capital Management/JNL International Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Mellon Capital Management/JNL Bond Index Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Oppenheimer/JNL Global Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Oppenheimer/JNL Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
PIMCO/JNL Total Return Bond Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
PPM America/JNL Balanced Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
PPM America/JNL High Yield Bond Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
PPM America/JNL Money Market Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
PPM America/JNL Value Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Putnam/JNL Equity Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Putnam/JNL International Equity Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Putnam/JNL Midcap Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Putnam/JNL Value Equity Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Salomon Brothers/JNL Balanced Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Salomon Brothers/JNL Global Bond Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Salomon Brothers/JNL High Yield Bond Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
T. Rowe Price/JNL Established Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
T. Rowe Price/JNL Mid-Cap Growth Fund
------------------------------------------------------------------- ---------------- --------------- ----------------
T. Rowe Price/JNL Value Fund
------------------------------------------------------------------- ---------------- --------------- ----------------

3. To approve a change in sub-adviser and a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital, LLC ("Curian"), for Curian to serve as sub-adviser to the Funds listed below:

                                                             FOR        AGAINST      ABSTAIN

Mellon Capital Management/JNL S&P 500 Index Fund          __________   __________   __________
Mellon Capital Management/JNL S&P 400 MidCap Index Fund   __________   __________   __________
Mellon Capital Management/JNL Small Cap Index Fund        __________   __________   __________
JP Morgan/JNL Enhanced S&P 500 Index Fund                 __________   __________   __________

  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL
                        FOR WHICH NO CHOICE IS INDICATED.

Dated: ___________, 2003

Jackson National Life Insurance Company [of New York]


_____________________________________
Name and Title of Authorized Officer

_____________________________________
Signature of Authorized Officer

Name(s) of Separate Account(s)
Of the Insurance Company Owning Shares in these Funds:
     [Jackson National Separate Account I]
     [Jackson National Separate Account III]
     [Jackson National Separate Account V]
     [JNLNY Separate Account I]
     [JNLNY Separate Account II]

                                    APPENDIX

September 29, 2003



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C.  20549


Commissioners:

We have read the statements (copy attached) made by the entities in the attached list, which we understand will be filed with the Commission pursuant to Item 9a of Schedule 14A. We agree with the statements concerning our Firm in such Schedules 14A.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Enclosures:

Attachment A - List of JNL Entities
Attachment B - Form of Statements by Registrants











                                                                 Attachment A

------------------------------------- ------------------------------------------
                                            Commission File Number (1940 Act)
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
     JNL Series Trust                                 811-8894
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
     JNL Variable Fund LLC                            811-09121
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
     JNL Variable Fund III LLC                        811-09369
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
     JNL Variable Fund V LLC                          811-09367
------------------------------------- ------------------------------------------


                                                                  Attachment B


FORMER INDEPENDENT PUBLIC ACCOUNTANTS

On May 24, 2001 the Board of Managers/Trustees ratified the termination of PricewaterhouseCoopers LLP ("PWC") as the Companies' independent accountants. PWC did not report on the Companies' financial statements for 2002 or 2001, because it was replaced by KPMG LLP as the Companies' independent accountants. There were no disagreements between the Companies' management and PWC prior to their termination. The Board first approved the appointment of KPMG LLP as the Companies' independent accountants on May 24, 2001.




--------

1 Indicates the specified class of shares is subject to an Administrative Fee under the Trust's Administration Agreement with JNAM, as amended effective _______________________, 2003.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge under the Trust's Amended and Restated Brokerage Enhancement Plan, dated , 2003.

3 Indicates the specified class of shares is subject to a 12b-1 Fee under the Trust's Amended and Restated Brokerage Enhancement Plan, dated , 2003.

1 As a percentage of the average daily net assets attributable to the specified class of shares.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge pursuant to Section 1 of this Brokerage Enhancement Plan.

1 As a percentage of the average daily net assets attributable to the specified class of shares.

2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge under the Trust's Amended and Restated Brokerage Enhancement Plan.